SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                             ATOMIC PAINTBALL, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     X    No fee required

     __ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               (4) Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

     __   Fee paid previously with preliminary materials.

     __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT



Date:                          June 29, 2010

Time:                          1:00 p.m.

Place:                         Hilton Dallas/Southlake Town Square
                               1400 Plaza Place
                               Southlake, Texas 76092
                               817-442-9900

                             ATOMIC PAINTBALL, INC.
                    501 TROPHY LAKE DRIVE, SUITE 314, PMB 106
                              TROPHY CLUB, TX 76262
                                 (817) 491-8611

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  JUNE 29, 2010

Dear Stockholder:

Our annual stockholders' meeting will be held on June 29, 2010, at 1:00 p.m. Central Standard Time, at the Hilton Dallas/Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092 for the following purposes:

     1. To elect two directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2.   To  appoint  Larry  O'Donnell,   CPA,  P.C.  of  Aurora,  Colorado  as
          independent auditor for fiscal year ended December 31, 2010.

     3. To authorize the Board of Directors to approve and adopt the 2010 Stock Option and Award Incentive Plan.

     4. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.


The Board of Directors has fixed the closing of business on May 10, 2010, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

The Company's Annual Report to Stockholders for the year ended December 31, 2009 accompanies this Notice of Annual Meeting and Proxy Statement.

All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Dated: May 17, 2010           By order of the Board of Directors,

                              /s/ Don Mark Dominey
                              --------------------------------------------------
                              Don Mark Dominey, President, CEO, CFO and Director

                                 PROXY STATEMENT

                             ATOMIC PAINTBALL, INC.
                    501 TROPHY LAKE DRIVE, SUITE 314, PMB 106
                              TROPHY CLUB, TX 76262
                                 (817) 491-8611


                                ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                  June 29, 2010

This Proxy Statement is being furnished to the shareholders of Atomic Paintball, Inc., a Texas corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 1:00 p.m., Central Standard time, June 29, 2010 at the Hilton Dallas/Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092. The Proxy Statement is first being sent or given to shareholders on or about June 1, 2010.


             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.


                                  VOTING RIGHTS

Stockholders of record of the Company as of the close of business on May 10, 2010 have the right to receive notice of and to vote at the Annual Meeting. On May 10, 2010, the Company had issued and outstanding 4,178,549 (Four Million, One Hundred Seventy-Eight Thousand, Five Hundred and Forty-Nine) shares of Common Stock (the "Common Stock") outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees, and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the agenda item or director(s) and in the discretion of such proxies to any other procedural matters which may properly come before the meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Don Mark Dominey, President of Atomic Paintball, Inc., 501 Trophy Lake Drive, Suite 314, PMB 106, Trophy Club, Texas 76262.

HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY AT ATOMIC PAINTBALL, INC., 501 TROPHY LAKE DRIVE, SUITE 314, PMB 106, TROPHY CLUB, TEXAS 76262.

The person named as proxy is Don Mark Dominey, President, CEO, CFO and Director of the Company.

In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

As of the call date of the meeting, May 10, 2010, the total number of common shares outstanding and entitled to vote was 4,178,549 (Four Million, One Hundred Seventy-Eight Thousand, Five Hundred and Forty-Nine) shares.

The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

Stock transfer records will remain open. May 10, 2010 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of May 10, 2010, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (and nominees) and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.


   TITLE OF CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER    AMOUNT AND NATURE    PERCENT OF CLASS
                                                              OF BENEFICIAL OWNER          (1)
---------------------- -------------------------------------- --------------------- ------------------
Common shares          Mark A. Armstrong                                   615,162             14.72%
                       1902 Hunter Ridge Drive
                       Grapevine, TX  76051

Common shares          J.H. Brech, LLC                                     405,162              9.70%
                       1101 E. Duke Street
                       Hugo, OK  74743

Common shares          Mark Margolis                                       400,500              9.58%
                       3395 Forest Trace Drive
                       Dacula, GA  30019

Common shares          Jeffrey L. Perlmutter (2)                           600,000             14.36%
                       279 Moraine Road
                       Highland Park, IL  60035

Common shares          Don Mark Dominey                                    208,000              4.98%
                       President, CEO, CFO and Director
                       501 Trophy Lake Drive
                       Suite 314, PMB 106
                       Trophy Club, Texas  76262

Common shares          Shirley L. Heller                                    10,000               <1%
                       Secretary
                       501 Trophy Lake Drive
                       Suite 314, PMB 106
                       Trophy Club, Texas  76262

Common shares          Stephen W. Weathers                                 100,000              2.39%
                       Director
                       501 Trophy Lake Drive
                       Suite 314, PMB 106
                       Trophy Club, Texas 76262

                                                              --------------------- ------------------
All Directors and Executive Officers as a Group                            318,000              7.37%
(3 persons)
----------------------------------------
(1)  Based upon 4,178,549  shares of common stock issued and  outstanding on May
     10, 2010.
(2)  On March 31, 2009, Mr. Perlmutter resigned as a director of the Company.


                          VOTING REQUIRED FOR APPROVAL

A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of

Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares must vote in favor of the proposals present in person or by Proxy.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

The table below discusses the compensation of our executive officers for the fiscal years ended December, 2009, 2008 and 2007.

                                                              NON-EQUITY     NON-QUALIFIED
                                                               INCENTIVE       DEFERRED
                                           STOCK    OPTION       PLAN        COMPENSATION      ALL OTHER
    NAME &               SALARY    BONUS   AWARDS    AWARDS   COMPENSATION     EARNINGS       COMPENSATION     TOTAL
   POSITION      YEAR     ($)       ($)      ($)      ($)         ($)             ($)             ($)           ($)
--------------- ------- --------- -------- -------- --------- ------------ ------------------ ------------ -------------
David J.        2007    $90,000      0        0        0           0               0               0         $90,000
Cutler,         2008    $60,000      0        0        0           0               0               0         $60,000
President (1)   2009       0         0        0        0           0               0               0            0

Don Mark
Dominey,
President,      2009       0         0        0        0           0               0               0            0
CEO and CFO
(2)
--------------- -------

(1) On December 31, 2009, Mr. Cutler  resigned as the Chief  Executive  Officer,
President and Chief Financial Officer of the Company.  As part of the Settlement
Agreement, Mr. Cutler released the Company from any and all monies owed to him and return to the Company, 3,530,235 shares of common stock held by him.

(2) On December 31, 2009, Mr. Dominey was appointed the Chief Executive Officer,
President and Chief Financial Officer of the Company.  On February 18, 2010, Mr.
Dominey entered into a Consulting Agreement with the Company that provides for him to earn up to 100,000 shares of the Company's common stock and to be reimbursed for reasonable expenses.

         (b) Compensation Pursuant to Plans. None.

         (c) Other Compensation.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information concerning outstanding equity awards held by the President and our most highly compensated executive officers for the fiscal year ended December 31, 2009 (the "Named Executive Officers"):


                           OPTION AWARDS STOCK AWARDS
                                                                                                            Equity
                                                                                                          incentive
                                        Equity                                                              plan
                                        incentive                                                Equity     awards:
                                        plan                                                    incentive   Market
                                        awards:                                                   plan       or
                Number of   Number of   Number of                           Number     Market    awards:    payout
               securities  securities   securities                            of      value of   Number    value of
               underlying  underlying   underlying                          shares     shares     of       unearned
               unexercised unexercised  unexercised  Option      Option       or      of units  unearned    shares,
                options      options    unearned    exercise   expiration   units     of stock   shares,   units or
    Name          (#)          (#)       options      price       date        of        that    units or    others
               exercisable unexercisable   (#)         ($)                  stock     have not    other      rights
                                                                             that      vested     rights      that
                                                                             have        ($)       that     have not
                                                                             not                 have not    vested
                                                                            vested                vested      ($)
                                                                             (#)                    (#)
-------------- ----------- ------------ ----------- ---------- ------------ --------- ---------- ---------- ----------
Don Mark          -0-          -0-         -0-         -0-         -0-        -0-        -0-        -0-        -0-
Dominey,
President,
CEO and CFO
--------------


Aggregated  Option/SAR  Exercises in Last Fiscal Year an FY-End Option/SAR value
(None)

Long Term Incentive Plans - Awards in Last Fiscal Year (None)

                               BOARD OF DIRECTORS

Committees and Meetings

The Board did not hold any formal meetings during the fiscal year ended December 31, 2009, and took actions by unanimous consent, as necessary.

In the ordinary course of business, the board of directors maintains a compensation committee and an audit committee.

The primary function of the compensation committee is to review and make recommendations to the board of directors with respect to the compensation, including bonuses, of our officers and to administer the grants under our stock option plan.

The functions of the audit committee are to review the scope of the audit procedures employed by our independent auditors, to review with the independent auditors our accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with our internal and independent auditors our overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee our Board of Directors functions as audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.

                              DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table" during the year ended December 31, 2009:

                                                                         Non-qualified
                                                           Non-equity       deferred
                    Fees                                   incentive      compensation     All other
                  earned or      Stock        Option          plan          earnings      compensation      Total
     Name          paid in    awards ($)    awards ($)    compensation        ($)             ($)            ($)
                    cash          (3)          (4)            ($)
                     ($)
---------------- ------------ ------------ ------------- --------------- --------------- --------------- -------------
David J.            $ -0-        $ -0-        $ -0-          $ -0-           $ -0-           $ -0-          $ -0-
Cutler (1)

Jeffrey L.          $ -0-        $ -0-        $ -0-          $ -0-           $ -0-           $ -0-          $ -0-
Perlmutter (2)

Don Mark            $ -0-        $ -0-        $ -0-          $ -0-           $ -0-           $ -0-          $ -0-
Dominey (3)

Stephen W.          $ -0-        $ -0-        $ -0-          $ -0-           $ -0-           $ -0-          $ -0-
Weathers (4)
---------------- ------------
(1) On December 31, 2009, Mr. Cutler  resigned as the Chief  Executive  Officer,
President and Chief Financial Officer of the Company.  As part of the Settlement
Agreement,  Mr. Cutler  released the Company from any and all monies owed to him and return to the  Company,  3,530,235  shares of common  stock held by him.  On
January 20, 2010, Mr. Cutler resigned as a director of the Company.

(2) On March 31, 2009, Mr. Perlmutter resigned as a director of the Company.

(3) On December 31, 2009, Mr. Dominey was appointed as a director of the Company.

(4) Stephen W. Weathers was appointed a director of the Company on January 20, 2010.

CONSULTING AGREEMENTS

On December 3, 2009, Mr. Dominey, an officer and director of the Company, entered into an Agreement with the Board of Directors with the Company that provides for the Company to pay a director a fee at the rate of $500 per quarter, which shall be paid in accordance with the Company's regularly established practices regarding the payment of Directors' fees. In addition, the Agreement with the Board of Directors provides that the Company will issue Mr. Dominey 100,000 shares of its common stock in exchange for services. In February 2010, Mr. Dominey waived the payment of the $500 q quarterly fee.

On February 18, 2010, Mr. Dominey, an officer and director of the Company, entered into a Consulting Agreement with the Company that provides for him to earn up to 100,000 shares of the Company's common stock and the be reimbursed for reasonable expenses. The Consulting Agreement has a term of one year.

On December 3, 2009, Mr. Weathers, a director of the Company, entered into an Agreement with the Board of Directors with the Company that provides for the Company to pay Director a fee at the rate of $500 per quarter, which shall be paid in accordance with Company's regularly established practices regarding the payment of Directors' fees. In addition, the Agreement with the Board of Directors provides that the Company will issue Mr. Weathers 100,000 shares of its common stock in exchange for services. In February 2010, Mr. Weathers waived the payment of the $500 quarterly fee.

On February, 18, 2010, the Company entered into a Consultant Agreement with J.H. Brech, LLC, an affiliate of the Company. The Consulting Agreement provides for J.H. Brech, LLC to be retained as a Consultant and as an advisor business matters, consistent with Consultant's expertise and ability, and Consultant agrees to consult with the Company during the term of this Agreement. The Consultant Agreement provides for no compensation other then the reimbursement of expenses.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

As permitted by the Texas Business Corporation Act, the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care is very limited. In addition, as permitted by the Texas Business Corporation Act, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Texas law, including those circumstances in which indemnification would otherwise be discretionary.

The Company has agreed to indemnify each of its directors and executive officers to provide the maximum indemnity allowed to directors and executive officers by the Texas Business Corporation Act and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT

The Company's Annual Report on Form 10-K for the year ended December 31, 2009 (the "Form 10-K") is being furnished simultaneously herewith as Exhibit "A". The Form 10-K is not considered a part of this Proxy Statement.

The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-K as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Shirley L. Heller, Secretary of Atomic Paintball, Inc., 501 Trophy Lake Drive, Suite 314, PMB 106, Trophy Club, Texas 76262.

                         BOARD OF DIRECTORS AND OFFICERS

The persons listed below are currently Officers and the members of the Board of Directors. Two persons designated with numerals (1) and (2) are nominees for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company as of May __, 2010 are as follows:


          NAME                 AGE               POSITION               TERM
--------------------------- ----------- ---------------------------- -----------
Don Mark Dominey (1)             49      President, Chief Executive   Annual
                                         Officer, Chief Financial
                                         Officer and Director

Shirley L.  Heller               43      Secretary                    Annual

Stephen W. Weathers (2)          49      Director                     Annual


The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

DON MARK DOMINEY, age 49, became the sole officer and a director of the Company on December 31, 2009. Mr. Dominey is currently employed by a major network equipment vendor but is not an officer, director, or principal shareholder there. Mr. Dominey has been responsible for vision, strategy, and alignment in technologies and services between the major network equipment vendor and a large global outsourcing company. Mr. Dominey has worked for the major network equipment provider for over a dozen years and has served as engineer, architect, alliance manager, and business development manager. In his work, Mr. Dominey is directly responsible for developing joint network architectures and solutions that address critical business needs for the services provider while meeting or exceeding customer requirements.

SHIRLEY L. HELLER, age 43, was appointed the Corporate Secretary on January 23, 2010. Ms. Heller is Senior Executive Assistant to the Managing General Counsel and Securities Counsel for Fluor Corporation, a Fortune 500 company headquartered in Irving, Texas. Fluor provides services on a global basis in the fields of engineering, procurement, construction, operations, maintenance and project management. Ms. Heller joined Fluor in April 2006. Ms. Heller is currently attending Kaplan University pursuing her Bachelor of Science Degree in Business. Her projected graduation date is December, 2010.

STEPHEN W. WEATHERS, age 49, was appointed a Director on January 20, 2010. He earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1995 through 1999 and presently works in the environmental remediation/transactional support for a DCP Midstream L.P. formerly Duke Energy Field Services, a natural gas processing company, (1999-Present). Mr. Weathers has served as a director of Sun River Energy, Inc. since 2002. He was a director of Industrial Minerals, Inc. from 2002 - 2007.

                                    AUDITORS

GENERAL. Larry O'Donnell, CPA, P.C. ("O'Donnell") is the Company's principal auditing accountant firm. The Company's Board of Directors has considered whether the provisions of audit services is compatible with maintaining O'Donnell's independence.

The following table represents aggregate fees billed to the Company for the years ended December 31, 2009 and December 31, 2008, respectively, by Larry O'Donnell, CPA, P.C.

                                                Years Ended December 31,
                                                  2009           2008
                                              ------------- ---------------
Audit Fees                                          $3,540          $3,885
Audit-related Fees (a)                                  $0              $0
Tax Fees (b)                                            $0              $0
                                              ------------- ---------------
                                  TOTAL FEES        $3,540          $3,885
--------------------------
(a)  Primarily review of quarterly financial statements
(b)  Primarily tax returns, advice and planning

 All audit work was performed by the auditors' full time employees.

                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is at least one (1) but no more than nine (9). The Board has nominated two (2) persons. At this Annual Meeting, a Board of two (2) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

The two nominees are presently directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, until resignation, or until a successor has been elected and qualified.

The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Articles of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

Don Mark Dominey

Stephen W. Weathers


The biographical information of all Director Nominees are contained on page 8, under "Management Experience."

Unless marked to the contrary on the ballot, all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required Approval

For action to be taken at the Annual Meeting, a quorum must be present, which, under the Texas Business Corporation Act, is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

                                   PROPOSAL #2

                   APPOINTMENT OF LARRY O'DONNELL, CPA., P.C.

Larry O'Donnell, CPA, P.C., Independent Public Accountants, of Aurora, Colorado have been appointed as the Certifying Accountants for the period through fiscal year 2010 and shareholders are asked to ratify such appointment. Ratification of the appointment of Larry O'Donnell, CPA, P.C., as the Company's independent public accountants for the fiscal year ending December 31, 2010 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Larry O'Donnell, CPA, P.C. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Larry O'Donnell, CPA, P.C. are not expected to be present at the Annual Meeting and will not make statements.

Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Larry O'Donnell, CPA, P.C. as independent accountants for the Company's year ending December 31, 2010.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                   PROPOSAL #3

AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY TO APPROVE AND ADOPT THE 2010 STOCK OPTION AND AWARD INCENTIVE PLAN.

THE COMPANY AND THE PLAN

The Company has its executive offices at 501 Trophy Lake Drive, Suite 314, PMB 106, Trophy Club, Texas 76262, and its telephone number is (817) 491-8611. As described in the accompanying NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, the Company proposes to adopt the 2010 Atomic Paintball, Inc. Stock Option and Award Incentive Plan ("Plan") attached hereto as Exhibit "B".

The Board of Directors believes that the Plan will enable the Company to compensate management and employees at a level competitive in the industry and provide for future determinations for incentive compensation.

The Board of Directors of the Company voted unanimously to adopt the 2010 Stock Option and Award Incentive Plan for Atomic Paintball, Inc. The Board of
Directors believes that the adoption of the Plan critical to attracting, retaining, and motivating employees and other eligible persons of the Company. The Plan was approved by disinterested members of the Board as well as by the entire Board.

The following table sets forth information with respect to stock options to officers and directors of the Company granted pursuant to the Plan through May 10, 2010.

             NAME                            TITLE                   NUMBER OF          EXERCISE       EXPIRATION DATE
                                                                  OPTIONS GRANTED         PRICE
----------------------------------- --- --------------------- -- ----------------- -- ------------ -- ----------------
Don Mark Dominey                        President, Chief                0                 NA                NA
                                        Executive Officer,
                                        Chief Financial
                                        Officer and Director

Shirley L. Heller                       Secretary                       0                 NA                NA

Stephen W. Weathers                     Director                        0                 NA                NA

All current Executive  Officers as
a Group                                                                 0                 NA                NA

All current  Directors who are not
Executive Officers as a Group                                           0                 NA                NA

All   Employees   as  Group   (not
including  Executive  Officers and
Directors)                                                              0                 NA                NA


DESCRIPTION OF THE 2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND AWARD INCENTIVE PLAN ("PLAN")

Below is a summary of the principal provisions of the Plan. The summary is not necessarily complete, and reference is made to the full text of the Plan attached as Exhibit "B" to this Proxy Statement. Capitalized terms used, but not defined herein, have the same meaning as set forth in the Plan.

GENERAL.

The Plan provides for the grant of stock options to directors, officers, employees, consultants, and advisors of the Company. The Plan is administered by a committee consisting of members of the Board of Directors (the "Stock Option Committee"), or in its absence, the Board of Directors.

SHARES SUBJECT TO THE PLAN.

The Plan provides for a total of 2,000,000 shares of common stock to be reserved for issuance subject to options. As of the date of this Proxy Statement, the Board has not approved the grant of any options to purchase shares of common stock, nor the conditions, performance, or vesting requirements.

ANTI-DILUTION PROTECTION.

Proportionate adjustments will be made to the number of shares of common stock subject to the Plan in the event of any change in the capitalization of the Company affecting its common stock (e.g., a stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification). The Board or the Stock Option Committee, subject to Board approval, may also provide additional anti-dilution protection to a participant under the terms of such participant's option agreement or otherwise. Shares of common stock subject to option grants that are canceled, terminated, or forfeited will again be available for issuance under the Plan.

ADMINISTRATION OF THE PLAN.

The Stock Option Committee (or in its absence, the Board) administers the Plan and has the authority to modify an existing option, interpret the Plan, adopt rules and procedures relating to the administration of the Plan, and make such modifications to the Plan as are necessary to effectuate the intent of the Option Plan as a result of any changes in the tax, accounting, or securities laws treatment of participants and the Plan.

STOCK OPTIONS, RESTRICTED STOCK, AND STOCK APPRECIATION RIGHTS.

From time to time, the Stock Option Committee will recommend to the Board individuals that the Stock Option Committee believes should receive options, the amount of shares of common stock the Stock Option Committee believes should be subject to such option, and whether the option should be a qualified or nonqualified option. The Board will consider, but need not accept, the Stock Option Committee's grant recommendations.

The Board may grant nonqualified stock option or incentive stock options to purchase shares of common stock. Any person who is not an employee on the effective date of the grant of an option to such person may be granted only a nonstatutory stock option. Moreover, to the extent that options designated as incentive stock options become exercisable by a participant for the first time during any calendar year for stock having a fair market value greater than $100,000, the portions of such options that exceed such amount will be treated as nonstatutory stock options. The Plan does not provide for stock appreciation rights.

The Stock Option Committee, subject to approval by the Board, will determine the number and exercise price of options, and the time or times that the options become exercisable. The term of an option will also be determined by the Stock Option Committee, subject to approval by the Board, provided that the term of a stock option may not exceed ten years from the date of grant.

EXERCISABILITY.

Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at a rate of no more than 25% per year over a four-year period commencing on January 1 following the Date of Grant and 25% each year thereafter on January 1. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion. The option exercise price may be paid in cash, by check or in such other form of lawful consideration (including promissory notes or shares of common stock then held by the participant). Each Option Agreement will specify the vesting and exercisability, in whole or in part.

CHANGE OF CONTROL.

The Plan provides that in the event of a sale by the Company of all or substantially all of its assets, a merger of the Company with another company, the sale or issuance of more than 50% of the total issued and outstanding voting stock of the Company to another party or parties in a single transaction or in a series of related transactions, resulting in a change of control of the Company, or a similar business combination or extraordinary transaction involving the Company, all outstanding options granted to any officer, director, or employee of or key consultant to the Company which have not vested will accelerate to a date at least ten (10) business days prior to the closing date of such sale or similar business combination or extraordinary transaction. The exercise of options the vesting of which has accelerated accordingly will not be effective until the closing date of an above-referenced extraordinary transaction or business combination. Such vested options will terminate on the date of the closing of the event causing the vesting of the options to accelerate. The vesting of the options is conditioned upon the closing of the transaction that causes the vesting of the options to accelerate. If said transaction does not close within 30 days from the acceleration date, then the vesting of the accelerated options will not be effective, and the options will revert to their original vesting schedule, subject to acceleration again in accordance with the Plan if another extraordinary transaction or business combination is proposed and closed.

TERM.

The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee's Service with the Company, its Parent or its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company, its Parent, or its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

NO TRANSFERABILITY.

Except as provided in the Plan a Participant may not assign, sell or transfer Rights, in whole or in part, other than by testament or by operation of the laws of descent and distribution.

PERMITTED TRANSFER OF NON-QUALIFIED OPTION.

The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of the Plan, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

CONDITIONS OF PERMITTED TRANSFER.

A permitted transfer may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of the Plan, which a copy of said agreement shall be provided to the Administrator for approval prior to the transfer.

STOCKHOLDER RATIFICATION.

The Plan must be approved by the stockholders of the Company within twelve months after the date of its adoption by the Board. Options granted prior to stockholder ratification may become exercisable no earlier than the date of stockholder ratification of the Plan. Options granted to executive officers that are designated as performance based under Section 162(m) of the Code must be contingent on stockholder ratification of the material terms of the Plan to the extent required under Section 162(m) of the Code.

AMENDMENTS TO THE PLAN.

The Board may amend or discontinue the Plan at any time subject to certain restrictions set forth in the Plan. No amendment or discontinuance may adversely affect any previously granted option award without the consent of the recipient.

FEDERAL INCOME TAX CONSEQUENCES.

The following general description of federal income tax consequences is based upon current statutes, regulations, and interpretations and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986 (the "Code"). In addition, state, local and foreign income tax consequences may be applicable to transactions involving options. The following description does not address specific tax consequences applicable to an individual participant who receives an option and does not address special rules that may be applicable to directors and officers.

Under existing federal income tax provisions, a participant who receives options will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, upon the grant of an option.

When a non-qualified stock option granted pursuant to the Plan is exercised, the employee generally will realize ordinary income (compensation) measured by the difference between the aggregate purchase price of the common stock as to which the option is exercised and the aggregate fair market value of the common stock on the exercise date. The Company generally will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income. Any taxable income recognized in connection with a non-qualified stock option exercised by an Optionee who is also an employee of the Company will be subject to tax withholding by the Company. The basis for determining gain or loss upon a subsequent disposition of common stock acquired upon the exercise of a non-qualified stock option will be the purchase price paid to the Company for the common stock increased by an amount included in the Optionee's taxable income resulting from the exercise of such option. The holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term generally begins on the date on which the Optionee acquires the common stock.

An employee generally will not recognize any income upon the exercise of an incentive stock option, but the exercise may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided that the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "Required Holding Periods"). An employee disposing of such shares before the expiration of the Required Holding Periods will recognize ordinary income equal to the lesser of (i) the difference between the option price and the fair market value of the stock on the date of exercise, or (ii) the total amount of gain realized. The remaining gain or loss is generally treated as short term or long-term gain or loss depending on how long the shares are held. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of common stock received upon exercise before the expiration of the Required Holding Periods.

PROMISSORY NOTE.

To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and held in the possession of the Company until said amounts are repaid in full. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

REPURCHASE RIGHTS.

Following a termination of the Participant's Service, the Company may repurchase the Participant's Rights.

REPURCHASE PRICE.

Following a termination of the Participant's Service the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock or, in the case of exercisable options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price, or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock; provided, however, the right to repurchase unvested stock as described in the Plan shall lapse at a rate of at least 33.33% per year over three years from the date the Right is granted.

EXERCISE OF REPURCHASE RIGHT.

A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service (or in the case of Stock issued upon exercise of an Option or after the date of termination or the purchase of Stock under a Stock Purchase Agreement after the date of termination, within 90 days after the date of the exercise or Stock purchase, whichever is applicable) for cash or for cancellation of indebtedness incurred in purchasing the shares.

TERMINATION OF REPURCHASE AND FIRST REFUSAL RIGHTS.

Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect with respect to, or shall lapse and cease to have effect when the issuer's securities become publicly traded or a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not permitted under applicable federal or state securities laws.

MARKET STAND-OFF.

Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off").

STOCK DIVIDENDS, SPLITS, ETC.

If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights, and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

The Company and the Majority Shareholders need not comply with any federal or state regulatory requirements in connection with ratifying the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE 2010 STOCK OPTION AND INCENTIVE AWARD PLAN.

                              SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by Don Mark Dominey, the President of Atomic Paintball, Inc., 501 Trophy Lake Drive, Suite 314, PMB 106, Trophy Club, Texas 76262, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in the Spring of 2011.

Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.



Dated: May 17, 2010            By order of the Board of Directors,

                               /s/ Don Mark Dominey
                               ---------------------------------------------
                               Don Mark Dominey, President, Chief Executive
                               Officer, Chief Financial Officer and Director

                                     BALLOT
--------------------------------------------------------------------------------

                             ATOMIC PAINTBALL, INC.
                    501 TROPHY LAKE DRIVE, SUITE 314, PMB 106
                              TROPHY CLUB, TX 76262
                                 (817) 491-8611

                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 29, 2010

The undersigned hereby appoints Don Mark Dominey, President, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Atomic Paintball, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held at the Hilton Dallas/Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092, at 1:00 p.m., Central Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

1. To elect a Board of two (2) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

Nominees:     Don Mark Dominey and Stephen W. Weathers

              [_] FOR: nominees listed above (except as marked to the contrary below).
              [_] WITHHOLD: authority to vote for nominee(s) specified below.


INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To appoint Larry O'Donnell, CPA, P.C. of Aurora, Colorado as independent auditor for fiscal year ended December 31, 2010.

--------------------- --------------------------- -------------------------
      [_] FOR                  [_] AGAINST              [_] ABSTAIN
--------------------- --------------------------- -------------------------

3. To authorize board of directors of the Company to approve and adopt the 2010 Stock Option and Award Incentive Plan.

--------------------- --------------------------- -------------------------
      [_] FOR                  [_] AGAINST              [_] ABSTAIN
--------------------- --------------------------- -------------------------

4. To  transact  such other  business  as may  properly  come  before the Annual
Meeting.

--------------------- --------------------------- -------------------------
      [_] FOR                  [_] AGAINST              [_] ABSTAIN
--------------------- --------------------------- -------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY TO ATOMIC PAINTBALL, INC., 501 TROPHY LAKE DRIVE, SUITE 314, PMB 106, TROPHY CLUB, TEXAS 76262.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


-----------------------------         ------------------------------------------
Number of Shares owned                Signature of Stockholder

Dated:_______________, 2010
                                      ------------------------------------------
                                      Signature if held jointly

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   EXHIBIT "A"

                             ATOMIC PAINTBALL, INC.


                                    FORM 10-K
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
================================================================================

                                    FORM 10-K
(Mark one)
[X]   ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
      SECURITIES EXCHANGE ACT OF 1934

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

                                       OR

[_] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO. 000-52856

                             ATOMIC PAINTBALL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   TEXAS                                    75-2942917
        ----------------------------                  -----------------------
         (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
       OF INCORPORATION OR ORGANIZATION)              IDENTIFICATION NUMBER)

                    501 Trophy Lake Drive, Suite 314, PMB 106
                              Trophy Club, TX 76262
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (817) 491-8611
                     (TELEPHONE NUMBER, INCLUDING AREA CODE)


Securities registered pursuant to Section 12(g) of the Act: COMMON STOCK, NO PAR VALUE

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes [_] No [X]

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes [_] No [X]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [_] No [X]

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (ss. 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit to and post such files.) Yes [_] No [_]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (ss. 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [_]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definition of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer [_] Accelerated filer [_] Non-accelerated filer [_] Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes [X] No [_]

As of April 13, 2010, there were 4,178,549 shares of Common Stock of the registrant issued and outstanding of which 1,763,545 shares were held by non-affiliates of the registrant. The aggregate market value of common stock held by non-affiliates of the registrant as of April 13, 2010 was approximately $740,689.

                             ATOMIC PAINTBALL, INC.
                         2009 ANNUAL REPORT ON FORM 10-K
                                TABLE OF CONTENTS

 ITEM                            DESCRIPTION                                PAGE

                                     Part I
Item 1     Business                                                          4

Item 1A    Risk Factors                                                      15

Item 1B    Unresolved Staff Comments                                         20

Item 2     Description of Properties                                         20

Item 3     Legal Proceedings                                                 20

Item 4     (Removed and Reserved)                                            21
                                     Part II

Item 5     Market for Registrant's Common Equity, Related Stockholder
           Matters, and Issuer Purchases of Equity Securities                21

Item 6     Selected Financial Data                                           22

Item 7     Management's Discussion and Analysis of Financial Condition
           and Results of Operations                                         22

Item7A     Quantative and Qualitative Disclosures About Market Risk          26

Item 8     Financial Statements and Supplementary Data                       26

Item 9     Changes in and Disagreements With Accountants on Accounting
           and Financial Disclosure                                          26

Item 9A    Controls and Procedures                                           26

Item 9A(T) Controls and Procedures                                           27

Item 9B    Other Information                                                 27

                                    Part III

Item 10    Directors, Executive Officers and Corporate Governance            28

Item 11    Executive Compensation                                            30

Item 12    Security Ownership of Certain Beneficial Owners and Manage-
           ment and Related Stockholder Matters                              32

Item 13    Certain Relationships and Related Transactions and
           Director Independence                                             32

Item 14    Principal Accountant Fees and Services                            34

                                     Part IV

Item 15    Exhibits and Financial Statement Schedules                        34

           SIGNATURES                                                        48

                           FORWARD-LOOKING STATEMENTS

In addition to historical information, some of the information presented in this Annual Report on Form 10-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Although Atomic Paintball, Inc. ("Atomic Paintball" or the "Company," which may also be referred to as "we," "us," or "our") believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations: there can be no assurance that actual results will not differ materially from our expectations. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to, our ability to raise sufficient debt or equity financing to fund ongoing operations and fully implement our proposed business plan, recruit senior management with the skill and experience to implement our business plan effectively, identify and acquire real estate in suitable locations on which to build paintball parks, obtain the necessary planning approvals to build our paintball parks, build our paintball parks that directly address market demand in a cost effective manner, identify existing paintball parks we would wish to acquire, negotiate successfully to acquire existing paintball parks we wish to acquire, operate our paintball parks, whether we have built them ourselves or acquired them, on a profitable basis, provide services and products in connection with paintball sport activities at our facilities and through a website on a profitable basis within a fiercely competitive market place, avoid, or effectively insurance against, liability claims for personal injury incurred by customers at our paintball parks or using paintball equipment we have provided to them, or be able to identify and successfully negotiate to acquire assets or businesses in the paintball sector in return for shares of our common stock. Cautionary statements regarding the risks, uncertainties and other factors associated with these forward-looking statements are discussed on page 18 below. You are urged to carefully consider these factors, as well as other information contained in this Annual Report on Form 10-K and in our other periodic reports and documents filed with the SEC.

                                     PART I

ITEM 1. BUSINESS
----------------
INTRODUCTION

We are a development stage corporation that plans to own and operate paintball facilities and to provide services and products in connection with paintball sport activities at our facilities and through a website. The Company maintains a website at www.atomicpaintballparks.com, which is not incorporated in and is not a part of this report.

It is our current intention, within our existing level of interim funding, to continue to implement our proposed business. We intend to attempt to build our business through the purchase of paintball businesses and assets in return for the issue of shares of our common stock and to achieve further funding through private placements of stock. There can be no assurance we will be able to successfully complete any of these proposed transactions.

BUSINESS HISTORY

On May 8, 2001, Atomic Paintball, Inc. was incorporated in the State of Texas. The Company's plan of operations is to execute its business plan to own and operate paintball facilities and to provide services and products in connection with paintball sport activities at our facilities and through a website. The Company maintains a website at www.atomicpaintballparks.com, which is not incorporated in and is not a part of this report.

On June 30, 2009, the Company filed a voluntary petition for relief in the United States Bankruptcy Court, Northern District of Texas, Dallas District under Chapter 7 of Title 7 of the U.S. Bankruptcy Code, case number 09-34008-7. In Under Chapter 7, all claims against the Debtor in existence prior to the filing of the petition of relief under U.S. Bankruptcy Code are stayed.

On October 1, 2009, David Cutler, the sole officer and director of the Company and a creditor in the proceeding, and the bankruptcy trustee filed a Motion for an Order Approving Bondholder Settlement. Such motion was objected to by a group of the Company's shareholders consisting of J.H. Brech, LLC, Harry McMillan, Charles Webb, Don Mark Dominey, Mark Armstrong, David Myers and John E. Bradley ("Objecting Shareholders").

On October 30, 2009, the Objecting Shareholders filed a Motion to Dismiss the Chapter 7 Case.

On January 20, 2010, the Court dismissed the Chapter 7 proceedings as a result of the obtainment and execution of a Settlement Agreement (the Settlement Agreement) between the Company, its existing management and the Objecting Shareholders of the Company.

The Settlement Agreement provided for the following:

     Mr. Stephen Weathers was appointed to the Company's Board of Directors;

     Mr. David Cutler, the Company's sole officer and a director of the Company resigned his position upon the execution the Settlement Agreement;

     Mr. Don Mark Dominey was elected the Company's Chief Executive Officer and President and a Director of the Company;

     Mr. David Cutler, surrendered to the Company, 3,530,235 shares of common stock held by him for retirement to the Company's treasury; and

     The Company released and discharged Mr. David Cutler, from all claims by the Company and the Company was released and discharged from all claims by Mr. Cutler.

On January 23, 2010, Ms. Shirley Heller was appointed the Secretary of the Company. On February 18, 2010, the Company entered into Consulting Agreements with both Mr. Dominey and Mr. Weathers, as discussed in Item 11, Executive Compensation.

It is our current intention, within our existing level of interim funding, to continue to accelerate progress on the implementation of our proposed business in the paintball industry. We cannot make any assurances that we will be able to raise additional interim financing.

If we are successful in raising further funding, we plan to establish corporate offices, hire senior management, conduct feasibility studies for real estate acquisitions for paintball locations, purchase land and equipment for operating paintball parks, purchase inventory for resale and develop our website for marketing our paintball games and miscellaneous services via the Internet. We will consider acquiring existing underperforming paintball parks where we can create value through new capital expenditure and the application of state of the art marketing and operating disciplines. We will also consider acquiring existing, established, profitable paintball parks as a means of establishing rapidly a critical mass of profitable operations. We would need to raise substantial funds to complete this business plan and there can be no assurance that we will be able to raise sufficient funds to fund our strategy.

PLAN OF OPERATIONS

Our plan of operations is to execute our business plan to own and operate paintball facilities and to provide services and products in connection with paintball sport activities at our facilities and through a website. We intend to pursue capital through private placements of shares of our common stock, and we will also attempt to build our business through the purchase of paintball businesses and assets in return for the issue of shares of our common stock. There can be no assurance we will be able to successfully complete any of these proposed transactions.

OUR OBJECTIVES

Our specific objectives over the next twelve months are to:

     i)   seek to raise funding in an initial private placement;

     ii)  establish  a  database  of  existing   paintball   parks  and  related
          businesses;

     iii) establish a database of potential locations for new paintball parks;

     iv) create a website in conjunction with an online directory of existing paintball parks to build our brand identity;

     v)   identify  a  management  team  of  experienced   paintball  executives
          committed to implementing our proposed business plan;

     vi) develop list of criteria and a formal assessment process for identifying, evaluating and prioritizing potential acquisition targets to arrive at a short list of potential acquisitions we would like to complete, subject to our ability to negotiate acceptable acquisition terms;

     vii) enter into negotiation with the owners of potential acquisition targets we have short listed as meeting the criteria of the formal assessment process as developed in item vii above and attempt to agree purchase terms acceptable to us;

     viii)sign  purchase   agreements,   subject  to  funding,  to  acquire  out
          acquisition targets; and

     ix)  prepare a comprehensive business plan for the proposed acquisition.

Consequently, it is our overall objective that at the end of an initial twelve month period, we will have developed a comprehensive business plan for a carefully selected acquisition, supported by a committed management team, as a basis to seek the funding necessary to complete the proposed acquisition. While we have not considered any potential acquisitions at this stage, we anticipate that we shall need to raise approximately another $250,000 to complete an initial first "pilot" acquisition of a small paintball field and/or a mobile field system and $1-5 million in funding to complete a more substantial program of acquisitions.

There can be no assurance we will be able to successfully achieve any of these initial objectives during the next twelve months or indeed, that if we do successfully achieve the initial objectives we shall be able to raise the additional funding required to complete any proposed acquisition.

We do not anticipate generating any revenue in the next twelve months of our operations. Indeed, we believe we will not generate any revenue from our operations until we have completed our first acquisition. As we have not identified any potential acquisition as yet, do not know the nature of our first acquisition, or indeed whether we will be able to complete any such acquisition, we have no basis on which to estimate when we will generate our first revenue or the anticipated amount of revenue to be generated from our first acquisition.

Establish a Database of Existing Paintball Parks and Related Businesses

We will initially obtain information about existing paintball parks from the limited information available from:

     - the existing online directories of paintball parks currently available on the internet;

     -    "Yellow Pages" and other "hard copy" directories;

     - advertisements by paintball parks in current and back issues of the various paintball magazines;

     - depending on the level of funding we are able to achieve, we may be able to buy specially compiled marketing / mailing lists of paintball parks, and similarly;

     - depending on the level of funding we are able to achieve, we may run advertisements in the paintball press soliciting information from paintball parks to appear in a new, free, online directory of paintball parks.

We will then contact each paintball park we have identified to request information to be compiled into a comprehensive online directory of paintball parks. The existing online directories of paintball parks are extremely primitive - often out of date, with no more than a list of names, addresses and a web link to the web page of each individual paintball park. We propose to offer a modern, well-designed, highly functional website that provides key details of each participating paintball park on a single website. In addition to the standard information of name, address and telephone number, we will also provide details of the size (acreage), number and size of playing areas, description of the playing environment, available facilities, opening hours and prices. Paintball parks will be allowed to add their own advertising / marketing messages. Players will be encouraged to post comments on the parks they use. We will aggressively drive traffic to the online directory from online search engines and links with other general paintball websites.

There will be no charge for paintball parks to appear in the directory. Consequently, they will benefit from free marketing.

Similarly, players seeking paintball parks where they can play will not be charged for accessing the site. Consequently, they will benefit from being able to find detailed information about paintball parks near their homes or in areas where they intend to take vacations or attend business meetings.

We will benefit by compiling, and effectively leveraging, a database of existing paintball parks that will allow us to identify and analyze:

     - the current product offerings, customer service experiences and business practices from a wide range of paintball parks;

     - paintball parks which are no longer in business and that potentially could be "revived" with new management and funding;

     - underperforming paintball parks where we believe we could create added value by providing new management expertise and funding;

     - highly successful paintball parks where we will seek to learn and replicate the basis of their success and potentially look to recruit their senior management for our own operations.

The creation of the online database of existing paintball parks will allow us to rapidly build knowledge of the paintball park industry, gain exposure to paintball park management and owners and build a distinctive website with valuable content for a wide range of users.

The quality of the marketing materials we use to solicit data for the online directory, the ability to use third party marketing consultants and our use of part-time or full-time employees to compile the data will all be dependent on the level of funding that we are able to achieve.

Establish a Database of Potential Locations for New Paintball Parks

We will initially obtain information about potential locations from new paintball parks by:

     - contacting real estate agents to assist us in identifying land owners who may be interested in developing property they own as a paintball park;

     - depending on the level of our available funding, we may run advertisements in both paintball and non-paintball magazines soliciting land owners who may be interested in developing property they own as a paintball park.

The quality of the marketing materials and the extent of advertising we use to solicit interested land owners will be dependent on the level of funding that we are able to achieve.

Create a Website in Conjunction with an Online Directory of Existing Paintball Parks to Build Our Brand Identity

Our objective is to build a website that builds a brand identity for our business. We believe that developing our website in conjunction with an online directory will achieve that. The online directory will create real value for existing paintball park owners and players without costing them a cent. It will prove that we are "in touch" with everything that is going on in the paintball park sector. We will ensure the website is well designed and highly functional. We believe it will help us build credibility for our organization.

The speed with which we develop our website, the sophistication of the website, the use of third party consultants or part-time or full-time employees will all be dependent on the level of funding that we are able to achieve.

Identify a Management Team of Experienced Paintball Executives Committed to Implementing Our Proposed Business Plan

Identifying a management team committed to implementing our proposed business plan as soon as we complete our first acquisition is critical to the success of our business plan.

We will seek to identify such a management team as follows:

     - when we identify highly successful paintball parks, we will attempt to acquire the park with its existing management in place. We believe that we may be able to acquire and motivate such a management team by bringing them into a public company which offers them challenges and opportunities to practice their profession in a larger, more demanding role than in their current situation;

     - we will search for highly talented executives operating in existing, under-funded, paintball operations who have not been able to maximize their potential through lack of opportunity in their current roles. We believe that these individuals will be excited to seize the opportunity of working in a public company looking to implement a rapid growth business plan;

     -    we will advertise in paintball publications for management candidates;

     - we will actively seek a real estate professional with experience of obtaining planning consents and property development to be part of the management team;

     - if necessary, if we are unable to assemble the management team we are seeking through our own contacts, depending of the level of funding available to us, we will consider retaining a third party, head hunting firm of consultants to identify appropriate candidates.

There is no guarantee that we will be successful in being able to attract the quality of experienced management that we are seeking who will be prepared to commit to join our unproven start up operation.

Identify, Evaluate and Prioritize Potential Acquisition Targets

We will attempt to identify potential acquisition targets by:

     -    direct mail to the paintball parks in our database;

     - direct mail to land owners who commercial real estate realtors have identified as potentially having an interest in developing land they own as a paintball park;

     - contacting business brokers to refer, solicit and refer paintball business to us on a contingent basis;

     - running advertisements in paintball and financial magazines seeking acquisitions.

When we receive an expression of interest from a potential acquisition target, we will evaluate the potential target against a list of criteria we will have established in conjunction with our prospective new management team.

Key factors in evaluating any potential acquisition will be:

     -    the location of the existing or potential paintball park.

               We believe that proximity and convenient access to a critical mass of our targeted demographic is critical to the long term success of any paintball park. Other relevant factors include proximity to other existing paintball parks and, in respect of new paintball parks, the likely planning considerations of establishing a new park;

     -    anticipated requirement for new capital expenditure.

               At one extreme, if we acquire an existing successful, profitable paintball park, it may require little in the way of additional capital expenditure. At the other extreme, if we acquire a green field site, we will have to build an entire new facility, including infrastructure. In between these two extremes, we expect to be able to acquire existing, undercapitalized paintball parks that will need significant upgrades in the existing facilities to achieve their true operating potential.

               Assessing the anticipated risk and returns on these various levels of potential capital expenditure will be a significant challenge for our prospective management team;

     -    existing customer base / brand reputation.

               New, green field sites, will need extensive sales and marketing expenditure to develop customer awareness and establish a stable growing customer base. For existing paintball parks, we will need to assess the strength of their reputation and customer / brand loyalty. We believe that even in existing profitable, successful paintball businesses, we will be able to increase customer numbers through carefully targeted marketing aimed at key demographic groups;

     -    the quality of existing management.

               Particularly in our early acquisitions, the existence of talented and successful management who wish to continue their employment with us and rise to the new challenges we have to offer them will be very attractive to us.

On the basis of a formalized process we will establish for evaluating potential acquisitions, we will seek to arrive at, and maintain on an updated basis, a prioritized short list of acquisitions ranked in the order in which we believe can create the most value for our shareholders.

There is no guarantee that we will be able to locate acquisition targets that we believe will meet our minimum specified criteria and that we would wish to acquire.

Our ability to use outside third party consultants to complete feasibility studies will be dependent on the level of funding that we are able to achieve.

Negotiate with the Owners of Potential Acquisition Targets

Once we have established a short list of acquisitions we would like to make, we will enter into negotiations with owners of the assets in question to establish whether it is possible to negotiate terms that are mutually acceptable to both parties.

At our stage of development, transactions that can be completed with a high percentage of consideration comprising shares of our common stock and, or, owner carried loan notes are particularly attractive to us.

At the same time, we recognize that we will be able to purchase businesses more cheaply for cash we have generated from that sale of shares of our common stock or from third party debt. We will also need to raise additional funding from these sources to provide ongoing working capital and additional capital investment for the businesses we acquire.

There is no guarantee that we will be able to negotiate acceptable acquisition terms for businesses or assets we would wish to purchase.

Sign Purchase Agreements, Subject to Funding, to Acquire Our Acquisition Targets

Unless we can complete acquisitions for consideration comprising 100% of shares of our common stock and, or, owner financed loan notes, we intend to attempt to enter into binding purchase agreements, subject to funding, to acquire our acquisition targets.

These agreements will be for a term that will give us sufficient time to complete a business plan and raise the funding necessary to complete the acquisition in question.

We recognize that certain owners of assets that we would wish to purchase will not be prepared to sign such agreements in which case we will do our best to fund such acquisitions based on the circumstances in which we find ourselves.

Prepare a Comprehensive Business Plan for the Proposed Acquisition.

When we have "locked in" the terms of a specific acquisition, subject to funding, we will then prepare a business plan as a basis to raise the funding for the proposed acquisition.

The business plan will include all relevant historic information about the target acquisition, our proposed business plan for the acquisition target, profiles of the management team we have assembled to implement our strategy and details of the funding we are seeking to raise to complete the acquisition.

While we have not considered any potential acquisitions at this stage, we anticipate that we shall probably need to raise $1-5 million in funding to complete our first acquisition.

We will seek investment partners in order to raise the necessary funds to acquire our first paintball park and provide us with the necessary working capital for the acquired business. Such potential partners will include banks, investment funds, high net worth individuals and broker dealers.

There is no guarantee that we will be able to raise the funding that we require to complete our targeted acquisition or provide us with the necessary working capital for the acquired business.

Anticipated Time Table For Achieving Our Objectives

Given the current difficult market conditions, we are unable to forecast when, or if, we shall be able to achieve our objectives.

PAINTBALL - THE SPORT

The evolution of paintball into the sport that it is today took place fairly quickly in comparison to most other sports. Paintball is claimed by some to have been the most exciting new attraction to hit the amusement industry in 20 years. Today, the sport has over 9 million participants, male and female, young and old, playing in more than 50 countries.

The use of paintball guns, or "markers" as they are referred to, began in the early 1970s, when they were used as a tool for marking trees and livestock.

In 1981, twelve friends played the first recreational paintball game using these industrial paintball guns on a field measuring over 100 acres. Typically, in these early years, the sport was played as a small group of friends getting together in the woods to play total elimination games. Sometimes the friends broke into teams to play each other, but most games were "every man for himself." Over the years, recreational paintball has become more sophisticated. Because more people were playing, and playing in teams rather than as individuals, team play has become the standard. Different playing variations began to form, the most popular being "capture the flag," but a variety of offensive/defensive scenarios have also become popular. Also, as the number of people interested in paintball grew, so did the development of the commercial paintball industry. The development of commercial paintball fields allowed large groups of people to meet in one place to play, and the business owners were pushed to develop new and exciting ways to keep these paintballers entertained. This drove the development of new scenarios and styles of playing. The biggest style of play change to come about because of commercial fields was the "bunker-style" game. Smaller fields let players start the action quicker, instead of having to stalk through the woods for 15 minutes before seeing anyone. Also, players purchased more paintballs when they were in a constant firefight, which made the commercial fields more profitable. At its very core, paintball is a very sophisticated game of "dodge ball" and "capture the flag." The game is played with two teams starting on opposite ends of the arena trying to reach two objectives. One, to "mark out" (i.e. hit with a paintball) as many players from the opposing team as possible and second to "capture the flag" and to reach other goals set by the parameters of the game. The game can be equated to a "real world" interactive game of chess with the mental, but additionally a physical, element of the game. Today, while commercial paintball fields are commonplace, there are still a large number of people that prefer playing paintball out in the woods. While "outlaw" paintball is generally much cheaper, it is also more problematic than paying to play at a commercial field.

The first professional tournament was held in 1983 with the prizes that were worth $14,000. Today, major tournaments have hundreds of thousands of dollars worth of prizes.

Paintball - Current Status of Facilities

The first outdoor commercial paintball field started in 1982. The first indoor paintball field followed in 1984. The fields allowed large groups of people to meet in one place to play, and the business owners were pushed to develop new and exciting ways to keep their customers entertained. This drove the development of new scenarios and styles of play. Today there are more than 1,300 registered paintball fields in the US and it is believed that in total there are approximately 2,500 paintball fields in the US and Canada.

The majority of these fields are small, family run, undercapitalized, "hobby" businesses which offer only the most basic, primitive facilities and operate without adequate marketing support or the operation of best business practices.

We believe that this market structure provides us with the ideal opportunity to establish a chain of purpose built, aggressively marketed, professionally operated paintball parks. Customers will be able to play the most innovative gaming scenarios at the highest quality facilities, purchase all paintball equipment and supplies they need and have the opportunity to eat, drink and "hang out" at one convenient paintball park.

Our Proposed Facilities

Our proposed facilities will cover a 5-acre area and will offer 4 fully enclosed paintball fields (1 tournament-sized and 3 smaller fields), a 2,000 square foot building housing an onsite shop for equipment and merchandise sales, an equipment rental facility, a players' lounge, indoor restrooms, an air-conditioned meeting room, a concession stand and 1,000 square feet of covered picnic tables for dining and relaxing between games. An all weather surface parking area for 200 vehicles will be available for customers.

The four netted, outdoor paintball playing areas, each approximately 75 x 150 feet in size, will offer different types of obstacles and various levels of challenge. The netting will prevent any paintballs from leaving the playing areas while at the same time reducing the impact of weather conditions on the playing fields. This will allow the players and spectators to safely enjoy the outdoor environment and the paintball activities while being sheltered from the elements. An observation area will be established with bleacher seating between playing areas so that friends and onlookers can view the games. This will also provide a vantage point for the field operator to control and monitor the game and enforce safety regulations.

In the 2,000 square feet building, the onsite shop will display paintball related products, clothing and accessories for player purchase with attendants available to answer players' questions about product enhancements, assembly, and repair of paintball equipment. Our rental facility will be located in the rear of the building with visibility to the playing fields. The location of the rental facility will decrease the amount of time a player spends refilling tanks and purchasing more paint in order to return to play. The rental location will house 200 to 300 rental guns, paintball masks, paint, and 6, eighty-pound carbon dioxide tanks for refilling players' air guns.

Proposed Location for Paintball Facilities

The majority of existing paintball parks are located where they are, largely as a matter of random chance. An individual with an interest in the sport of paintball happens to own a piece of property that is not being used for anything else and decides to make it into a paintball park.

We will build our proposed paintball facilities at locations established by detailed feasibility studies of key demographic data. We have not yet selected any site nor obtained financing for the development of these proposed facilities.

We intend to engage architects and real estate consultants to conduct feasibility studies that will identify and assess the key logistical and demographical factors that we need to consider in order to determine the appropriate locations for each of our proposed facilities. The planned feasibility studies will address such factors as:

     1.   major traffic areas;

     2.   highly populated areas;

     3.   established community centers;

     4.   business and governmental facilities;

     5.   other paintball facilities;

     6.   direct competitors; and

     7.   other high-traffic and high-profit companies

One of our goals is to make the sport of paintball more travel-friendly and logistically convenient for our customers. We believe we can differentiate ourselves from, and gain a competitive advantage over, the traditional "mom and pop" and "hobby" operated paintball facilities which are typically located out in the countryside, sometimes an hour away from the nearest major city, by locating our facilities in close, convenient proximity to our major customer demographics.

We also believe that by carefully locating our paintball parks in areas that are likely to experience significant future appreciation in real estate values that we will be able to create substantial value for our shareholder based on the underlying appreciation of our real estate assets over and above the value created through the creation or purchase of profitable paintball parks.

Proposed Sources of Revenue in the Paintball Industry

We intend to generate revenues through:

Session Fees:

We intend to charge $25 for a 4-hour paintball session.

Equipment Rental:

If a participant does not own their own equipment, they may rent the equipment for an average fee of $20 per person per session. The standard rental equipment package will include a paintball gun (referred to as a marker) and a mask.

Paintball Sales:

A large portion of our revenues will be generated through the sale of the paintballs to be used during each paintball session. We believe that an average paintball participant will spend $40 on paintballs during each session.

Equipment Sales:

Many players prefer to own their own equipment, such as guns (markers) and masks. The prices for guns range from $40 for a low-end model to $1,600 for a high-end model. The average price for a mask is $60. We intend to determine the exact product mix that we will carry in our onsite shops by conducting extensive research on current sales trends in existing paintball shops and websites.

Merchandise Sales:

Onsite shops will also carry a variety of Atomic Paintball merchandise including hats, t-shirts, sweatshirts, beer mugs, shot glasses, key chains, etc. The prices for this merchandise will vary depending on the product.

Concession Stands:

The concessions stands will carry a full range of snack foods typically found in a convenience store environment including soda and water, chips, candy, etc. The prices for this merchandise will vary depending on the product.

Website Sales:

Our proposed website will not only sell the equipment and merchandise that is available in our stores, but will also sell a far broader product range than will be available at our stores. While our onsite stores will be restricted by the limited physical space to maintain inventory on hand, the website will have no such restrictions to the product range we can offer.

We believe that in addition to acting as a profit center in its own right, the website will perform two other valuable functions for us:

     1) The sales data generated by the website will help us to identify and maintain the optimum product mix for our onsite stores, and

     2) The website will serve as a valuable marketing tool for our paint ball parks by advertising their physical locations, providing driving directions, allowing potential customers to research our session fees and rentals, join a league or learn more about the sport of paintball and our operations.

Other Amenities:

While we shall provide other amenities, such as the players' lounge and picnic areas, we do not intend to charge for the use of these facilities. We believe that the provision of these amenities at each of our facilities it is essential to providing the quality of customer experience to drive repeat business and valuable referrals.

Anticipated pricing for the sale of our products and services is based on our initial business plan that is now in the process of being updated. Actual pricing will vary on a park-by-park basis based on local competitive pressures and local demographics.

Acquisition Opportunities
----------------------------

We intend to attempt to raise the equity necessary to buy land in carefully researched locations, in close, convenient proximity to our major customer demographics, build state of the art paintball facilities, and aggressively
market  a  professionally   operated   paintball   experience  to  our  targeted
demographic.

We believe that among the 2,500 existing paintball parks in North America and Canada there may be opportunities to purchase certain existing paintball parks that can be enhanced to provide the full extent of our proposed product offering to our targeted demographic for less than it would cost to build an entirely new facility from scratch. In these situations, we would attempt to acquire these parks and enhance them rather than look to build an entirely new facility.

We will also consider acquiring existing, established profitable paint ball parks as a means to rapidly establishing a critical mass of profitable operations. There can be no assurance that we will be able to acquire such parks at a price that would be acceptable to us.

If we are unable to raise sufficient equity to fully implement our proposed strategy, we would also seek to acquire paintball assets for shares of our common stock where we believe we can effectively add value to these paintball assets in a cost effective manner through effective application of our proposed process enhancements.

In implementing a structure for a particular business acquisition, we may become a party to a consolidation, reorganization, joint venture, or licensing agreement with another company or entity. We may also acquire stock or assets of an existing business. Upon consummation of a transaction, it is probable that our present management and stockholders will no longer be in control of us. In addition, our sole director may, as part of the terms of the acquisition transaction, resign and be replaced by new directors without a vote of our stockholders, or sell his stock in us. Any such sale will only be made in compliance with the securities laws of the country-regionplaceUnited States and any applicable state.

It is anticipated that any securities issued in any such reorganization would be issued in reliance upon exemption from registration under applicable federal and state securities laws. In some circumstances, as a negotiated element of the transaction,  we  may  agree  to  register  all  or a part  of  such  securities immediately after the transaction is consummated or at specified times thereafter. If such registration occurs, it will be undertaken by the surviving entity after it has successfully consummated a merger or acquisition and is no longer considered an inactive company. The issuance of substantial additional securities and their potential sale into any trading market which may develop in our securities may have a depressive effect on the value of our securities in the future. There is no assurance that such a trading market will develop.

While the actual terms of a transaction cannot be predicted, it is expected that the parties to any business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the business transaction in a so-called "tax-free" reorganization under Sections 368(a)(1) or 351 of the Internal Revenue Code (the "Code"). In order to obtain tax-free treatment under the Code, it may be necessary for the owner of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, our stockholders would retain less than 20% of the issued and outstanding shares of the surviving entity. This would result in significant dilution in the equity of stockholders.

As part of our investigation, we expect to meet personally with management and key personnel, visit and inspect material facilities, obtain independent analysis and verification of certain information provided, check references of management and key personnel, and take other reasonable investigative measures, to the extent of our limited financial resources and management expertise. The manner in which we participate in an opportunity will depend on the nature of the opportunity, the respective needs and desires of both parties, and the management of the opportunity.

With respect to any acquisition, and depending upon, among other things, the target company's assets and liabilities, our stockholders will in all likelihood hold a substantially lesser percentage ownership interest in us following any merger or acquisition. The percentage ownership may be subject to significant reduction in the event we acquire a target company with assets and expectations of growth. Any merger or acquisition can be expected to have a significant dilutive effect on the percentage of shares held by our stockholders.

We will participate in a business opportunity only after the negotiation and execution of appropriate written business agreements. Although the terms of such agreements cannot be predicted, generally, we anticipate that such agreements will: (i) require specific representations and warranties by all of the parties;
(ii) specify certain events of default; (iii) detail the terms of closing and the conditions which must be satisfied by each of the parties prior to and after such closing; (iv) outline the manner of bearing costs, including costs associated with the Company's attorneys and accountants; (v) set forth remedies on defaults; and (vi) include miscellaneous other terms.

As stated above, we will not acquire any entity that cannot provide independent audited financial statements within a reasonable period of time after closing of the proposed transaction. If such audited financial statements are not available at closing, or within time parameters necessary to insure our compliance within the requirements of the 1934 Act, or if the audited financial statements provided do not conform to the representations made by that business to be acquired, the definitive closing documents will provide that the proposed transaction will be voidable, at the discretion of our present management. If such transaction is canceled, the definitive closing documents will also contain a provision providing for reimbursement of our costs associated with the proposed transaction.

Competition
------------

The paintball industry is continually changing and very competitive. We expect competition in this business to intensify in the future. If we fail to attract and retain a customer base we will not develop significant revenues or market share. Going into business in the paintball industry is relatively easy and new competitors enter this market at a relatively low cost. In addition, the market for paintball gaming and paintball products is very competitive and no clear leader has been established, although a number of companies have recently announced plans to open multiple paintball facilities in other parts of the placecountry-regionUnited States. We will compete with a variety of other companies, including existing paintball product suppliers and paintball activity fields and the online retail web sites of some traditional retailers who may also sell paintball products and services, many of whom have much more money than we do.

With respect to our proposed sales of paintball equipment and merchandise, there are other companies across the country that retail paintball merchandise at competitive prices both online and in retail stores. These companies offer competitively priced basic paintball equipment, supplies and apparel, and we may have difficulty competing with them.

We believe we are an insignificant participant among the firms that operate in the paintball sector. There are many established paintball businesses that have significantly greater financial and personnel resources and technical expertise than we have. In view of our limited financial resources and limited management availability, we will continue to be at a significant competitive disadvantage compared to our competitors.

INTELLECTUAL PROPERTY

We do not hold any patents or patent applications.

EMPLOYEES

At December 31, 2009, we did not have any salaried employees. The officers and directors contribute their services as needed.

ITEM 1A. RISK FACTORS
---------------------
WE ARE A DEVELOPMENT STAGE COMPANY, WITH NO SIGNIFICANT HISTORY OF OPERATIONS.

We were incorporated on May 8, 2001, and are, therefore, a start-up company with very little operating history. Consequently, our business plan is as yet unproven.

SOME MAJOR COMPONENTS OF OUR BUSINESS STRATEGY HAVE NOT BEEN FULLY DEVELOPED AS YET.

We have developed our strategy to own and operate paintball facilities and to provide services and products in connection with paintball sport activities at future facilities and through a website. However, due to lack of resources, we have not been able to complete or execute many components of our strategy at this time including the demographic studies necessary to identify the optimum locations for our future parks, the operating procedures to be adopted at our parks or the marketing strategies necessary to drive foot traffic through the parks. The development and implementation of these components will be complicated and time consuming. There can be no assurance that we will successfully develop all or any of these components. If we do not develop and implement these components in a timely manner, our operating revenues may never be developed.

COMPETITION IN THE PAINTBALL AND E-COMMERCE BUSINESS IS INTENSE AND WE MAY NOT BE ABLE TO COMPETE AND SURVIVE.

The paintball industry is relatively new, ever changing and very competitive. We expect competition in this business to intensify in the future. If we fail to attract and retain a customer base we will not develop significant revenues or market share. Going into business in the paintball industry is relatively easy and new competitors enter this market at a relatively low cost. In addition, the market for paintball gaming and paintball products is very competitive and no clear leader has been established. We will compete with a variety of other companies, including existing paintball product suppliers and paintball activity fields and the online retail web sites of some traditional retailers who may also sell paintball products and services, many of whom have many more resources than we do.

THE CURRENT DECLINE IN PAINTBALL POPULARITY MAY ADVERSELY AFFECT OUR BUSINESS.

Participation in the sport of paintball has decreased in the last few years, if this decline is permanent, there is significant risk that the demand for paintball parks and paintball related products will be negatively impacted resulting in a decline of sales revenues, if any are ever developed. This decline could result from adverse economic conditions that could negatively affect disposable income, changes in leisure habits or changes in statutory regulations effecting paintball parks or products.

WE HAVE A MINIMAL OPERATING HISTORY, SO INVESTORS HAVE NO WAY TO GAUGE OUR LONG TERM PERFORMANCE.

We were incorporated on May 8, 2001, based on a concept to own and operate paintball facilities and to provide services and products in connection with paintball sport activities at our facilities and through a website. Our current management team has been with us for less than twelve months. As evidenced by our financial reports, we have generated no revenue. We must be regarded as a new or development venture with all of the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject. The venture must be considered highly speculative.

WE CAN MAKE NO ASSURANCE OF SUCCESS OR PROFITABILITY IN THE FUTURE.

There is no assurance that we will ever operate profitably. There is no assurance that we will generate revenues or profits in the future, or that the market price of our shares of common stock will be increased thereby.

WE ARE NOT DIVERSIFIED AND WE WILL BE DEPENDENT ON ONLY ONE BUSINESS.

We currently have no plans to diversify our operations outside the paintball sector. The concentration of our activities into just one sector may subject us to economic fluctuations specific to the paintball industry and therefore increase the risks associated with our operations.

WE HAVE NO ESTABLISHED OPERATING MANAGEMENT.

Our plan is to raise equity and then seek to recruit a management team with the specific skills and experience required to implement our proposed business plan. It will be more difficult to raise equity without an established management team in place than it would have been if we already had such a team in place. Even if we are successful in raising the necessary equity, it will be difficult to recruit a high quality team for a small start up operation. Once we have recruited the management team there can be no guarantee that they will be successful in implementing our business plan.

BECAUSE OF THE NATURE OF OUR PROPOSED ACTIVITIES, WE MAY BE SUBJECT TO LIABILITY CLAIMS RESULTING FROM PERSONAL INJURIES AND MAY BE UNABLE TO OBTAIN OR MAINTAIN ADEQUATE LIABILITY INSURANCE.

We may become involved in various lawsuits incidental to our business, some of which may relate to claims allegedly resulting in injury or death. Significantly increased product liability claims continue to be asserted successfully against manufacturers and distributors of sports equipment throughout the United States resulting in general uncertainty as to the nature and extent of liability for personal injuries. In recent years, product liability insurance has become much more expensive, more restrictive and more difficult to obtain. While we intend to obtain liability insurance, there can be no assurance that we will be able to obtain or maintain liability insurance coverage sufficient to cover any successful liability claims made against us. Any claims substantially in excess of our insurance coverage, or any substantial claim not covered by insurance, could have a material adverse effect on our financial condition and results of operations

BECAUSE INSIDERS CONTROL OUR ACTIVITIES, THAT MAY CAUSE US TO ACT IN A MANNER THAT IS MOST BENEFICIAL TO THEM AND NOT TO OUTSIDE SHAREHOLDERS, WHICH COULD CAUSE US NOT TO TAKE ACTIONS THAT OUTSIDE INVESTORS MIGHT VIEW FAVORABLY.

Our executive officers, directors, and holders of 5% or more of our outstanding common stock beneficially own approximately 55% of our outstanding common stock. As a result, they effectively control all matters requiring director and stockholder approval, including the election of directors, the approval of significant corporate transactions, such as mergers and related party transactions. These insiders also have the ability to delay or perhaps even block, by their ownership of our stock, an unsolicited tender offer. This concentration of ownership could have the effect of delaying, deterring or preventing a change in control of our company that you might view favorably.

OUR DIRECTORS MAY HAVE CONFLICTS OF INTEREST WHICH MAY NOT BE RESOLVED FAVORABLY TO US.

Certain conflicts of interest may exist between our directors and us. Our Directors have other business interests to which they devote their attention, and may be expected to continue to do so although management time should be devoted to our business. As a result, conflicts of interest may arise that can be resolved only through exercise of such judgment as is consistent with fiduciary duties to us. See "Directors, Executive Officers and Corporate Governance", and "Conflicts of Interest."

WE MAY DEPEND UPON OUTSIDE ADVISORS, WHO MAY NOT BE AVAILABLE ON REASONABLE TERMS AND AS NEEDED.

To supplement the business experience of our officers and directors, we may be required to employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. Our Board without any input from stockholders will make the selection of any such advisors. Furthermore, it is anticipated that such persons may be engaged on an "as needed" basis without a continuing fiduciary or other obligation to us. In the event we consider it necessary to hire outside advisors, we may elect to hire persons who are affiliates, if they are able to provide the required services.

WE HAVE INCURRED SIGNIFICANT LOSSES AND ANTICIPATE FUTURE LOSSES, AND OUR AUDITORS HAVE ISSUED A "GOING CONCERN" QUALIFICATION IN THEIR OPINION.

At December 31, 2009, we had an accumulated deficit of $788,412 and a stockholders' deficit of $351,622. Future losses are likely to occur as we have no sources of income to meet our operating expenses. As a result of these, among other factors, we received a report on our consolidated financial statements for the years ended December 31, 2009, and 2008 from our Independent Registered Public Accounting Firms that include an explanatory paragraph stating that there is substantial doubt about our ability to continue as a going concern.

OUR EXISTING FINANCIAL RESOURCES ARE INSUFFICIENT TO MEET OUR ONGOING OPERATING EXPENSES.

We have no sources of income at this time and insufficient existing cash balances to meet our ongoing operating expenses. In the short term, unless we are able to raise additional debt and, or, equity we shall be unable to meet our ongoing operating expenses. No assurances can be given that we will be successful in raising equity, starting or acquiring operations, generating revenues or reaching or maintaining profitable operations.

WE INTEND TO RAISE CAPITAL.

We need to raise substantial capital to implement our proposed business to own and operate paintball facilities and to provide services and products in connection with paintball sport activities at our facilities and through a website. No assurances can be given that we will be successful in raising equity, starting or acquiring operations, generating revenues or reaching or maintaining profitable operations.

IF WE FAIL TO RAISE CAPITAL, WE MAY BE UNABLE TO ACQUIRE PAINTBALL BUSINESSES AND OR ASSETS FOR SHARES OF OUR COMMON STOCK.

Our proposed business is to own and operate paintball facilities and to provide services and products in connection with paintball sport activities at future facilities and through a website, within our existing level of interim funding. No assurances can be given that we will be successful in raising capital, starting or acquiring operations, generating revenues or reaching or maintaining profitable operations.

If we fail to raise sufficient capital to fund the organic growth of our business, our strategy is to acquire an operating business through the purchase of paintball businesses and assets in return for the issue of shares of our common stock. Successful implementation of this strategy depends on our ability to identify a suitable acquisition candidate, acquire such company on acceptable terms and integrate its operations. In pursuing acquisition opportunities, we compete with other companies with similar strategies. Competition for acquisition targets in our chosen sector may result in increased prices of acquisition targets and a diminished pool of companies available for acquisition. Acquisitions involve a number of other risks, including risks of acquiring undisclosed or undesired liabilities, acquired in-process technology, stock compensation expense, diversion of management attention, potential disputes with the seller of one or more acquired entities and possible failure to retain key acquired personnel. Any acquired entity or assets may not perform relative to our expectations. Our ability to meet these challenges has not been established.

SCARCITY OF, AND COMPETITION FOR, BUSINESS OPPORTUNITIES AND COMBINATIONS.

We believe we are an insignificant participant among the firms that engage in the acquisition of business opportunities in the paintball sector. There are many businesses in the paintball sector that have significantly greater financial and personnel resources and technical expertise than we have. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than us and, consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, we will also compete in seeking merger or acquisition candidates with numerous other small public companies. In view of our limited financial resources and limited management availability, we will continue to be at a significant competitive disadvantage compared to our competitors.

WE HAVE NOT EXECUTED ANY FORMAL AGREEMENT TO RAISE CAPITAL OR FOR A BUSINESS COMBINATION OR OTHER TRANSACTION AND HAVE ESTABLISHED NO STANDARDS FOR RAISING CAPITAL OR COMPLETING BUSINESS COMBINATIONS.

We have not executed any formal arrangement, agreement or understanding with respect to raising capital, engaging in a merger with, joint venture with or acquisition of a private or public entity. There can be no assurance that we will be successful in raising equity or identifying and evaluating suitable business opportunities or in concluding a business combination. There is no assurance we will be able to raise capital or negotiate a business combination on terms favorable, if at all. We have not established a specific length of operating history or specified level of earnings, assets, net worth or other criteria which we will require a target business opportunity to have achieved, and without which we would not consider a business combination. Accordingly, we may enter into a business combination with a business opportunity having no significant operating history, losses, limited or no potential for earnings, limited assets, negative net worth or other negative characteristics.


                        RISK FACTORS RELATED TO OUR STOCK

THE REGULATION OF PENNY STOCKS BY SEC AND FINRA MAY HAVE AN EFFECT ON THE TRADABILITY OF OUR SECURITIES.

Our securities are currently listed on the Over the Counter Bulletin Board and the Pink Sheets. Our shares are subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell our securities and also may affect the ability of purchasers in this offering to sell their securities in any market that might develop therefore.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks." Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended. Because our securities constitute "penny stocks" within the meaning of the rules, the rules would apply to us and to our securities. The rules may further affect the ability of owners of shares to sell our securities in any market that might develop for them.

Shareholders should be aware that, according to the Securities and Exchange Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

OUR STOCK IS THINLY TRADED AND, AS A RESULT, YOU MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES OR AT ALL IF YOU NEED TO LIQUIDATE YOUR SHARES.

The shares of our common stock are thinly-traded on the OTC Bulletin Board and the Pink Sheets, meaning that the number of persons interested in purchasing our shares of common stock at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven, early stage company such as ours or purchase or recommend the purchase of our shares of common stock until such time as we became more seasoned and viable. As a consequence, there are periods of several days or more when trading activity in our shares of common stock is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on Securities price. We cannot give you any assurance that a broader or more active public trading market for our shares of common stock will develop or be sustained, or that any trading levels will be sustained. Due to these conditions, we can give no assurance that shareholders will be able to sell shares of common stock at or near ask prices or at all.

RULE 144 SALES IN THE FUTURE MAY HAVE A DEPRESSIVE EFFECT ON OUR STOCK PRICE.

All of the outstanding shares of common stock held by our present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws. We are registering all of our outstanding shares so officers, directors and affiliates will be able to sell their shares if this Registration Statement becomes effective. Rule 144 provides in essence that a person who has held restricted securities for six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1.0% of a company's outstanding common stock or the average weekly trading volume during the four calendar weeks prior to the sale. There is no limit on the amount of restricted securities that may be sold by a non-affiliate after the owner has held the restricted securities for a period of two years. A sale under Rule 144 or under any other exemption from the Act, may have a depressive effect upon the price of the common stock in any market that may develop.

THE PRICE OF OUR COMMON STOCK COULD BE HIGHLY VOLATILE

It is likely that our common stock will be subject to price volatility, low volumes of trades and large spreads in bid and ask prices quoted by market makers. Due to the low volume of shares traded on any trading day, persons buying or selling in relatively small quantities may easily influence prices of our common stock. This low volume of trades could also cause the price of our stock to fluctuate greatly, with large percentage changes in price occurring in any trading day session. Holders of our common stock may also not be able to readily liquidate their investment or may be forced to sell at depressed prices due to low volume trading. If high spreads between the bid and ask prices of our common stock exist at the time of a purchase, the stock would have to appreciate substantially on a relative percentage basis for an investor to recoup their investment. Broad market fluctuations and general economic and political conditions may also adversely affect the market price of our common stock. No assurance can be given that an active market in our common stock will develop or be sustained. If an active market does not develop, holders of our common stock may be unable to readily sell the shares they hold or may not be able to sell their shares at all.

WE DO NOT ANTICIPATE PAYING CASH DIVIDENDS ON OUR COMMON STOCK

We do not anticipate paying any cash dividends on our common stock in the foreseeable future.

DILUTION TO STOCKHOLDERS MAY OCCUR THROUGH REDUCTION OF PERCENTAGE SHARE OWNERSHIP FOLLOWING RAISING ADDITIONAL EQUITY OR SHARE ISSUANCES RELATING TO ANY BUSINESS COMBINATION.

Our primary plan of operation is based upon raising further equity or completing a business combination with a private concern which, in all likelihood, would result in us issuing securities to new stockholders. The issuance of previously authorized and unissued shares of our common stock would result in reduction in percentage of shares owned by present and prospective stockholders and may result in a change in control or management. In addition, any issue of new equity, merger or acquisition can be expected to have a significant dilutive effect on the percentage of the shares held by our stockholders.

ITEM 1B. UNRESOLVED STAFF COMMENTS
----------------------------------
None

ITEM 2. DESCRIPTION OF PROPERTIES
---------------------------------
Our mailing address is addressStreet501 Trophy Lake Drive, Suite 314, PMB 106, Trophy Club, TX 76262. We do not pay rent for the use of this mailing address. We do not believe it will be necessary to maintain an office at any time in the foreseeable future in order to carry out our plan of operations described herein.

ITEM 3. LEGAL PROCEEDINGS
-------------------------
On June 30, 2009, the Company filed a voluntary petition for relief in the United States Bankruptcy Court, Northern District of Texas, Dallas District under Chapter 7 of Title 7 of the U.S. Bankruptcy Code, case number 09-34008-7. Under Chapter 7, all claims against the Debtor in existence prior to the filing of the petition of relief under U.S. Bankruptcy Code are stayed.

On October 1, 2009, David Cutler, the sole officer and director of the Company and a creditor in the proceeding, and the bankruptcy trustee filed a Motion for an Order Approving Bondholder Settlement. Such motion was objected to by a group of the Company's shareholders consisting of J.H. Brech, LLC, Harry McMillan, Charles Webb, Don Mark Dominey, Mark Armstrong, David Myers and John E. Bradley ("Objecting Shareholders").

On October 30, 2009, the Objecting Shareholders filed a Motion to Dismiss the Chapter 7 Case.

On January 20, 2010, the Court dismissed the Chapter 7 proceeding as a result of the obtainment and execution of a Settlement Agreement (the "Settlement Agreement") between the Company, its existing management and the Objecting Shareholders of the Company.

The Settlement Agreement provided for the following:

     Mr. Stephen Weathers was appointed to the Company's Board of Directors;

     Mr. David Cutler, the Company's sole officer and a director of the Company, resigned his position upon the execution the Settlement Agreement;

     Mr. Don Mark Dominey was elected the Company's Chief Executive Officer and President and a Director of the Company;

     Mr. David Cutler, surrendered to the Company, 3,530,235 shares of common stock held by him for retirement to the Company's treasury;

     The Company released and discharged Mr. David Cutler, from all claims by the Company and the Company was released and discharged from all claims by Mr. Cutler.

ITEM 4. (REMOVED AND RESERVED)
------------------------------
                                     PART II

ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES
--------------------------------------------------------------------------------
Market Information

The Company's common stock is presently traded on the over-the-counter market on the OTC Bulletin Board maintained by the Financial Industry Regulatory Authority ("FINRA"). In October 2008, Atomic Paintball received approval from FINRA to begin trading on the over-the-counter bulletin board under the symbol "ATOC." The shares of the Company's stock were not publicly traded prior to October 2008.

The following table sets forth the range of high and low sales prices for the Company's common stock since it was approved for trading. These prices represent inter-dealer prices without adjustments for mark-up, mark-down, or commission and do not necessarily reflect actual transactions.

Stock Quotations

                 2009                     High                   Low
--------------------------------         -----                  ------
Quarter Ended December 31, 2009          $0.40                  $0.20
Quarter Ended September 30, 2009         $0.38                  $0.11
Quarter Ended June 30, 2009              $0.65                  $0.25
Quarter Ended March 31, 2009             $0.55                 $0.125

                 2008
--------------------------------         -----                  ------
Quarter Ended December 31, 2008          $0.35                  $0.25

Holders

There are approximately 70 holders of record of Atomic Paintball's common stock as of December 31, 2009.

Our transfer agent is Mountain Share Transfer, Inc., 1625 Abilene Drive, Broomfield, Colorado, 80020. The telephone number is 303-460-1149.

Dividends

We have not paid or declared cash distributions or dividends on our shares of common stock and do not intend to pay cash dividends in the foreseeable future.

Future cash dividends will be determined by our board of directors based upon our earnings, financial condition, capital requirements and other relevant factors.

Recent Sales of Unregistered Securities

We made no unregistered sales of our securities in year ended December 31, 2009.

Penny Stock

Penny Stock Regulation Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00. Excluded from the penny stock designation are securities registered on certain national securities exchanges or quoted on NASDAQ, provided that current price and volume information with respect to transactions in such securities is provided by the exchange/system or sold to established customers or accredited investors.

The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in connection with the transaction, and the monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction.

These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. As our securities have become subject to the penny stock rules, investors may find it more difficult to sell their securities.

Stock Incentive Plans -- details concerning the activities and status of our stock incentive plans during the period are set out in Note 7. Stockholders' Deficit of our Financial Statements below.

Items Submitted for Shareholder Approval

On January 8, 2010,  the  Company  filed an  Information  Statement  Pursuant to
Section 14(f) of the Securities Exchange Act of 1934, Notice of a Change in the Majority of Directors with the SEC. Such Information Statement, provided the shareholders with notice that Mr. Cutler had resigned as an officer and director of the Company and that Messrs. Don Mark Dominey and Stephen Weathers were appointed to the Company's Board of Directors, pursuant to the Settlement Agreement approved by the Bankruptcy Court.

ITEM 6. SELECTED FINANCIAL AND OPERATING DATA
---------------------------------------------
As a "smaller reporting company" as defined by Item 10 of Regulation S-K, we are not required to provide information required by this Item.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------
The following discussion should be read in conjunction with the consolidated financial statements and notes thereto and the other financial information included elsewhere in this report. This discussion contains forward-looking statements that involve risks and uncertainties. We believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations: there can be no assurance that actual results will not differ materially from our expectations. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to, our ability to raise sufficient debt or equity financing to fund ongoing operations and fully implement our proposed business plan, recruit senior management with the skill and experience to implement our business plan effectively, identify and acquire real estate in suitable locations on which to build paintball parks, obtain the necessary planning approvals to build our paintball parks, build our paintball parks that directly address market demand in a cost effective manner, identify existing paintball parks we would wish to acquire, negotiate successfully to acquire existing paintball parks we wish to acquire, operate our paintball parks, whether we have built them ourselves or acquired them, on a profitable basis, provide services and products in connection with paintball sport activities at our facilities and through a website on a profitable basis within a fiercely competitive market place, avoid, or effectively insure against, liability claims for personal injury incurred by customers at our paintball parks or using paintball equipment we have provided to them, or be able to identify and successfully negotiate to acquire assets or businesses in the paintball sector in return for shares of our common stock . You are urged to carefully consider these factors, as well as other information contained in this Annual Report on Form 10-K and in our other periodic reports and documents filed with the SEC.

OVERVIEW

We are a development stage corporation, incorporated on May 8, 2001 in the State of Texas, which plans to own and operate paintball facilities and to provide services and products in connection with paintball sport activities at our facilities and through a website. The website has not been developed at this time.

On June 30, 2009, the Company filed a voluntary petition for relief in the United States Bankruptcy Court, Northern District of Texas, Dallas District under Chapter 7 of Title 7 of the U.S. Bankruptcy Code, case number 09-34008-7. Under Chapter 7, all claims against the Debtor in existence prior to the filing of the petition of relief under U.S. Bankruptcy Code are stayed.

On October 1, 2009, David Cutler, the sole officer and director of the Company and a creditor in the proceeding, and the bankruptcy trustee filed a Motion for an Order Approving Bondholder Settlement. Such motion was objected to by a group of the Company's shareholders consisting of J.H. Brech, LLC, Harry McMillan, Charles Webb, Don Mark Dominey, Mark Armstrong, David Myers and John E. Bradley ("Objecting Shareholders").

On October 30, 2009, the Objecting Shareholders filed a Motion to Dismiss the Chapter 7 Case.

On January 20, 2010, the Court dismissed the Chapter 7 proceedings as a result of the obtainment and execution of a Settlement Agreement (the "Settlement Agreement") between the Company, its existing management and the Objecting Shareholders of the Company.

The Settlement Agreement provided for the following:

     Mr. Stephen Weathers was appointed to the Company's Board of Directors;

     Mr. David Cutler, the Company's sole officer and a director of the Company, resigned his position upon the execution of the Settlement Agreement;

     Mr. Don Mark Dominey was elected the Company's Chief Executive Officer and President and a Director of the Company;

     Mr. David Cutler, surrendered to the Company, 3,530,235 shares of common stock held by him for retirement to the Company's treasury;

     The Company released and discharged Mr. David Cutler from all claims by the Company and the Company was released and discharged from all claims by Mr. Cutler.

If we are successful in raising capital, we plan to establish corporate offices, hire senior management, conduct feasibility studies for real estate acquisitions for paintball locations, purchase land and equipment for operating paintball parks, purchase inventory for resale and develop our website for marketing our paintball games and miscellaneous services via the Internet. We will consider acquiring existing underperforming paintball parks where we can create value through new capital expenditure and the application of state of the art marketing and operating disciplines. We will also consider acquiring existing, established, profitable paintball parks as a means of establishing rapidly a critical mass of profitable operations. We would need to raise substantial funds to complete this business plan and there can be no assurance that we will be able to raise sufficient equity to fund our strategy.

There can be no assurance we will be able to raise sufficient debt or equity financing to fund ongoing operations and implement our proposed business plan, recruit senior management with the skill and experience to implement our business plan effectively, identify and acquire real estate in suitable locations on which to build paintball parks, obtain the necessary planning approvals to build our paintball parks, build our paintball parks that directly address market demand in a cost effective manner, identify existing paintball parks we would wish to acquire, negotiate successfully to acquire existing paintball parks we wish to acquire, operate our paintball parks, whether we have built them ourselves or acquired them, on a profitable basis, provide services and products in connection with paintball sport activities at our facilities and through a website on a profitable basis within a fiercely competitive market place, avoid, or effectively insure against, liability claims for personal injury incurred by customers at our paintball parks or using paintball equipment we have provided to them, be able to identify or successfully negotiate to acquire assets or businesses in the paintball sector in return for shares of our common stock, or that any stockholder will realize any return on their shares after any such transactions have been completed.

Liquidity and Capital Resources

At December 31, 2009, we had no assets, no operating business or other source of income, outstanding liabilities totaling $351,622 and a stockholders' deficit of $351,622.

In our financial statements for the fiscal years ended December 31, 2009 and 2008, the Report of the Independent Registered Public Accounting Firm includes an explanatory paragraph that describes substantial doubt about our ability to continue as a going concern. Our financial statements for the fiscal years ended December 31, 2009 and 2008 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. At December 31, 2009, we had a working capital deficit of $351,622 and reported an accumulated deficit of $788,412.

It is our current intention to seek to raise the debt and/or equity financing to meet ongoing operating expenses and fully implement our proposed business plan. There is no assurance that this series of events will be satisfactorily completed.

The United States and the global business community is experiencing severe instability in the commercial and investment banking systems which is likely to continue to have far-reaching effects on the economic activity in the country for an indeterminable period. The long-term impact on the placecountry-regionUnited States economy and the Company's operating activities and ability to raise capital cannot be predicted at this time, but may be substantial.

RESULTS OF OPERATIONS

FISCAL YEAR ENDED DECEMBER 31, 2009 COMPARED TO THE FISCAL YEAR ENDED DECEMBER 31, 2008

During the years ended December 31, 2009 and 2008, we did not recognize any revenues from our operations.

During the year ended December 31, 2009, we incurred $172,252 in general and administrative expenses compared to $105,905 in the year ended December 31, 2008, an increase of $66,347. The increase in general and administrative expenses was a result of the increased legal activity resulting from our filing for relief under Chapter 7 of Title 7 of the U.S. Bankruptcy Code.

During the year ended December 31, 2009, we recognized interest expenses of $9,305 compared to $6,868 during the year ended December 31, 2009. There was an increase of $2,437 in interest expense.

During the year ended December 31, 2009, we recognized a net loss of $181,557 compared to a net loss of $112,774 during the year ended December 31, 2008. The increase of $68,783 was a result of the increase of $66,347 in general and administrative expenses combined with the $2,437 increase in interest expense over the prior year.

CASH FLOW INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2009 COMPARED TO THE YEAR ENDED DECEMBER 31, 2008

At December 31, 2009, we had no assets, no operating business or other source of income, outstanding liabilities totaling $351,622 and a stockholder' deficit of $351,622.

In our financial statements for the fiscal years ended December 31, 2009 and 2008, the Report of the Independent Registered Public Accounting Firm includes an explanatory paragraph that describes substantial doubt about our ability to continue as a going concern. Our financial statements for the fiscal years ended December 31, 2009 and 2008, have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. At December 31, 2009, we had a working capital deficit of $351,622 and reported an accumulated deficit of $788,412.

It is our current intention to seek to raise the debt and/or equity financing to meet ongoing operating expenses and fully implement our proposed business plan. There is no assurance that this series of events will be satisfactorily completed.

Net cash used in operations in the year ended December 31, 2009 was $56,834 compared to $80,600 in the year ended December 31, 2008. In the year ended December 31, 2009, we recognized a net loss of $181,557, without any need for adjustment for non-cash items. During the year ended December 31, 2009, we incurred a $118,735 increase in accounts payable and a $5,987 increase in accrued liabilities. During the year ended December 31, 2008, we recognized a net loss of $112,774, without any need for adjustment for non-cash items. During the year ended December 31, 2009, we incurred a $24,993 increase in accounts payable and a $6,819 increase in accrued liabilities.

No cash was provided by or used in investing activities during the years ended December 31, 2009 and 2008.

During the year ended December 31, 2009, cash provided from financing activities was $54,434 all from shareholder loans. During the year ended December 31, 2009, cash provided from financing activities was $68,875 all from shareholder loans.

Our first President and then sole director, Barbara J. Smith, loaned us a total of $10,900 between April and July 2002 to pay for further research and development and for general corporate overhead. This loan bears interest at an annual rate of 6.5% and was repayable in full in July 15, 2004 and was convertible at Ms. Smith's option into shares of our common stock at $0.125 per share. This loan has not been repaid and Ms. Smith has declined to convert the outstanding balance into shares. Accordingly, the entire balance of the loan continues to be outstanding and we continue to accrue interest on the balance outstanding. As of December 31, 2009, accrued interest amounted to $4,816.

Since his appointment on August 31, 2006 and through December 31, 2008, Mr. Cutler, our then sole officer and a director, has made advances to us of $237,687 by way of a loan. These funds are used to support our ongoing operating costs and settle certain outstanding liabilities. In December 2006, Mr. Cutler converted $30,000 of his loan into 697,674 shares of common stock. In March 2007, Mr. Cutler converted an additional $30,000 of his loan into an additional 697,674 shares of our common stock. At December 31, 2009 and 2008, the Company owed Mr. Cutler $168,060 and $113,486, respectively. There can be no assurance that Mr. Cutler will continue to provide such financing on an ongoing basis. As of December 31, 2009, accrued interest amounted to $4,816.

Consequently, we are now dependent on raising additional equity and/or debt to fund any negotiated settlements with our outstanding creditors and meet our ongoing operating expenses. There is no assurance that we will be able to raise the necessary equity and/or debt that we will need to be able to negotiate acceptable settlements with our outstanding creditors or fund our ongoing operating expenses.

EFFECTS OF INFLATION

Although we cannot accurately anticipate the effect of inflation on our operations, we do not believe that inflation has had, or is likely in the future to have, a material effect on our results or financial condition.

Critical Accounting Policies

On an on-going basis, we evaluate our critical accounting policies and estimates. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form our basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Our significant accounting policies are described in Note 1 to the financial statements. These policies were selected because they represent the more significant accounting policies and methods that are broadly applied in the preparation of our financial statements. However, it should be noted that we intend to acquire a new operating business. The critical accounting policies and estimates for such new operations will, in all likelihood, be significantly different from our current policies and estimates.

Off  Balance  Sheet   Arrangements,   Contractual   Obligations  and  Commercial
Commitments

Requires all companies to include a discussion to address, among other things, liquidity, off-balance sheet arrangements, contractual obligations and commercial commitments. Details of the arrangements, contractual obligations and commercial commitments are described in the financial statements.

ITEM 7A. QUANTATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.
------------------------------------------------------------------
As a "smaller reporting company" as defined by Item 10 of Regulation S-K, we are not required to provide information required by this Item.

ITEM 8. FINANCIAL STATEMENTS
----------------------------
Our financial statements are included herein commencing on page 35.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
--------------------------------------------------------------------------------
We have not had any disagreements with our auditors.

ITEM 9A. CONTROLS and PROCEDURES
--------------------------------
Evaluation of Disclosure Controls and Procedures

We have adopted and maintain disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are designed to ensure that information required to be disclosed in our reports under the Exchange Act, is recorded, processed, summarized and reported within the time periods required under the SEC's rules and forms and that the information is gathered and communicated to our management, including our Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer), as appropriate, to allow for timely decisions regarding required disclosure.

As required by SEC Rule 15d-15(b), our Chief Executive Officer carried out an evaluation under the supervision and with the participation of our management, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Exchange Act Rule 15d-14 as of the end of the period covered by this report.

The Company, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and the Chief Financial Officer, performed an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures as of December 31, 2009. Based on that evaluation, the Chief Executive Officer and the Chief Financial Officer concluded that the Company's disclosure controls and procedures were effective as of December 31, 2009.

ITEM 9A(T). CONTROLS AND PROCEDURES
-----------------------------------
Management's Annual Report on Internal Control Over Financial Reporting.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting for the company in accordance with as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that:

     (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets;

     (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made on in accordance with authorizations of our management and directors; and

     (iii)provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Management's assessment of the effectiveness of the registrant's internal control over financial reporting is as of the year ended December 31, 2009. In making this assessment, Management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control--Integrated Framework. Management believes that internal control over financial reporting is effective. The Company has not identified any, current material weaknesses, considering the nature and extent of the Company's current operations and any risks or errors in financial reporting under current operations.

This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management's report in this annual report.

There was no change in our internal control over financial reporting that occurred during the fiscal year ended December 31, 2009 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.


Item 9B. OTHER INFORMATION
---------------------------------
None.

                                    PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
---------------------------------------------------------------
Our directors and officers during the year ended December 31, 2009 were:

NAME                        AGE          POSITION
---------------------       ---          -------------------------------
Don Mark Dominey            49           President, CEO, CFO, Director*

David J. Cutler             54           Former President, CEO, CFO, and
                                         Director*

Jeffrey L. Perlmutter       53           Former Director**

*On December 31, 2009, Mr. Cutler resigned as the President, Chief Executive Officer and Chief Financial Officer of the Company. On December 31, 2009, Mr. Don Mark Dominey was appointed as the President, Chief Executive Officer and Chief Financial Officer and a Director of the Company. On January 20, 2010, Mr. Cutler resigned as a director of the Company and Mr. Stephen Weathers was appointed as a Director of the Company.

**On March 31, 2009, Mr. Perlmutter resigned as a director of the Company.

Don Mark Dominey - Chief Executive Officer, President, Chief Financial Officer and Director.

Mr. Dominey became the sole officer and a director of the Company on December 31, 2009. Mr. Dominey is currently employed by a major network equipment vendor but is not an officer, director, or principal shareholder there. Mr. Dominey has been responsible for vision, strategy, and alignment in technologies and services between the major network equipment vendor and a large global outsourcing company. Mr. Dominey has worked for the major network equipment provider for over a dozen years and has served as engineer, architect, alliance manager, and business development manager. In his work, Mr. Dominey is directly responsible for developing joint network architectures and solutions that address critical business needs for the services provider while meeting or exceeding customer requirements.

Stephen W. Weathers - Director

Mr. Weathers was appointed as a director of the Company on January 20, 2010. He earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1995 through 1999 and presently works in the environmental remediation/transactional support for a DCP Midstream L.P. formerly Duke Energy Field Services, a natural gas processing company, (1999-Present). Mr. Weathers has served as a director of Sun River Energy, Inc. since 2002. He was a director of Industrial Minerals, Inc. from 2002 - 2007.

Shirley L. Heller - Corporate Secretary

Ms. Heller was appointed the Corporate Secretary on January 23, 2010. Ms. Heller is Senior Executive Assistant to the Managing General Counsel and Securities Counsel for Fluor Corporation, a Fortune 500 company headquartered in Irving, Texas. Fluor provides services on a global basis in the fields of engineering, procurement, construction, operations, maintenance and project management. Ms. Heller joined Fluor in April 2006. Ms. Heller is currently attending Kaplan University pursuing her Bachelor of Science Degree in Business. Her projected graduation date is December, 2010.

Former Officers and Directors

David J. Cutler - former President, former Chief Executive Officer, former Chief Financial Officer and former Director. Mr. Cutler became director and officer of Atomic Paintball, Inc. in August 2006. Mr. Cutler has more than 20 years of experience in international finance, accounting and business administration. He held senior positions with multi-national companies such as Reuters Group Plc and the Schlumberger Ltd. and has served as a director for two British previously publicly quoted companies -- Charterhall Plc and Reliant Group Plc. From March 1993 until 1999, Mr. Cutler was a self-employed consultant providing accounting and financial advice to small and medium-sized companies in the United Kingdom and the United States. Mr. Cutler was Chief Financial Officer and subsequently Chief Executive Officer of Multi-Link Telecommunications, Inc., a publicly quoted voice messaging business, from 1999 to 2005. Since April 2005 through the fall of 2009, Mr. Cutler has been Chief Executive Officer, Chief Financial Officer and a director of ASPI, Inc. (formerly Aspeon, Inc.), a publicly listed shell company. Since March 2006, Mr. Cutler has been Chief Executive Officer, Chief Financial Officer and a director of Concord Ventures, Inc. (formerly Cavion Technologies, Inc.), a publicly listed shell company. Mr. Cutler has a masters degree from St. Catherine College in Cambridge, England and qualified as a British Chartered Accountant and as Chartered Tax Advisor with Arthur Andersen & Co. in London. He was subsequently admitted as a Fellow of the UK Institute of Chartered Accountants. Since arriving in the country-regionUnited States Mr. Cutler has qualified as a Certified Public Accountant, a Fellow of the AICPA Institute of Corporate Tax Management, a Certified Valuation Analyst of the National Association of Certified Valuation Analysts and obtained an executive MBA from Colorado State University. Mr. Cutler resigned as CEO, President, and CFO of the Company on December 31, 2009. He resigned as a director of the Company on January 20, 2010.

Jeffrey L. Perlmutter - Director. Mr. Perlmutter became our director in December 2006. Mr. Perlmutter co-founded Pursuit Marketing, Inc., a $85 million manufacturer and distributor of paintball game products, and sold his interest in Pursuit Marketing, Inc. in November 2006 and will now assist us in implementing our proposed business plan. Prior to founding Pursuit Marketing, Inc., Mr. Perlmutter was a business analyst at Dunn & Bradstreet and subsequently an account executive at M. Lowenstein Corp selling textiles to clothing manufacturers in the midwest region of the United States. Mr. Perlmutter has a Bachelor of Science degree from Syracuse University School of Management. Mr. Perlmutter resigned as a director of the Company on March 31, 2009.

CONFLICTS OF INTEREST - GENERAL.

Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities. While each officer and director of our business is engaged in business activities outside of our business, they devote to our business such time as they believe to be necessary.

CONFLICTS OF INTEREST - CORPORATE OPPORTUNITIES

Presently no requirement contained in our Articles of Incorporation, Bylaws, or minutes which requires officers and directors of our business to disclose to us business opportunities that come to their attention. Our officers and directors do, however, have a fiduciary duty of loyalty to us to disclose to us any business opportunities that come to their attention, in their capacity as an officer and/or director or otherwise. Excluded from this duty would be opportunities which the person learns about through his involvement as an officer and director of another company. We have no intention of merging with or acquiring an affiliate, associate person or business opportunity from any affiliate or any client of any such person.

COMMITTEES OF THE BOARD OF DIRECTORS

In the ordinary course of business, the board of directors maintains a compensation committee and an audit committee.

The primary function of the compensation committee is to review and make recommendations to the board of directors with respect to the compensation, including bonuses, of our officers and to administer the grants under our stock option plan.

The functions of the audit committee are to review the scope of the audit procedures employed by our independent auditors, to review with the independent auditors our accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with our internal and independent auditors our overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee, our board of directors functions as audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our Officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports received, and representations from certain reporting persons, we believe that, during the fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed in compliance with all applicable requirements.

CODE OF ETHICS

Due to the limited scope of our current operations, we have not adopted a corporate code of ethics that applies to our principal executive officer, principal accounting officer, or persons performing similar functions

ITEM 11. EXECUTIVE COMPENSATION
-------------------------------
The following table sets forth certain information concerning compensation paid by the Company to the President and the Company's two most highly compensated executive officers for the years ended December 31, 2009, 2008 and 2007 (the "Named Executive Officers"):

                                   SUMMARY COMPENSATION TABLE


NAME AND PRINCIPAL POSITION   YEAR         SALARY      BONUS      STOCK      OPTIONS     NONQUALIFIED      ALL       TOTAL
                                                                  AWARDS    AWARDS ($)     DEFERRED       OTHER      ($)
                                                                                         COMPENSATION     COMP
                                                                                              ($)
----------------------------- --------- ------------- --------- ----------- ------------ --------------- --------- ----------
David J Cutler (1)            2009           $-          -          -            -             -            -         $-
                              2008      $60,000          -          -            -             -            -       $60,000
                              2007      $90,000          -          -            -             -            -       $90,000

Don Mark Dominey (2)          2009           $-          -          -            -             -            -         $-

     (1) On December 31, 2009, Mr. Cutler resigned as the Chief Executive Officer, President and Chief Financial Officer of the Company. As part of the Settlement Agreement, Mr. Cutler released the Company from any and all monies owed to him and return to the Company, 3,530,235 shares of common stock held by him.

     (2) On December 31, 2009, Mr. Dominey was appointed the Chief Executive Officer, President and Chief Financial Officer of the Company. On February 18, 2010, Mr. Dominey entered into a Consulting Agreement with the Company that provides for him to earn up to 100,000 shares of the Company's common stock and to be reimbursed for reasonable expenses.

                             DIRECTORS' COMPENSATION

The following table sets forth certain information concerning compensation paid to the Company's directors during the year ended December 31, 2009:


                                     Fees Earned    Stock    Options      Non-Equity       Nonqualified      All Other
                                     Or Paid-in     Awards    Awards    Incentive Plan       Deferred      Compensation
                                        Cash          ($)      ($)       Compensation      Compensation         ($)        Total
          Name              Year         ($)                                  ($)               ($)                         ($)
-------------------------- -------- -------------- --------- --------- ----------------- ----------------- -------------- --------

David J Cutler  (1)         2009          0            0        0              0                 0               0           0

Jeffrey L Perlmutter (2)    2009          0            0        0              0                 0               0           0

Don Mark Dominey (3)        2009          0            0        0              0                 0               0           0

     (1) On December 31, 2009, Mr. Cutler resigned as the Chief Executive Officer, President and Chief Financial Officer of the Company. As part of the Settlement Agreement, Mr. Cutler released the Company from any and all monies owed to him and return to the Company, 3,530,235 shares of common stock held by him. On January 20, 2010, Mr. Cutler resigned as a director of the Company.

     (2)  On March 31,  2009,  Mr.  Perlmutter  resigned  as a  director  of the
          Company.

     (3) On December 31, 2009, Mr. Dominey was appointed as a director of the Company.

Consulting Agreements

On December 3, 2009, Mr. Dominey entered into an Agreement with the Board of Directors with the Company that provides for the Company to pay a director a fee at the rate of $500 per quarter, which shall be paid in accordance with the Company's regularly established practices regarding the payment of Directors' fees. In addition, the Agreement with the Board of Directors provides that the Company will issue Mr. Dominey 100,000 shares of its common stock in exchange for services. In February 2010, Mr. Dominey waived the payment of the $500 quarterly fee.

On February 18, 2010, Mr. Dominey entered into a Consulting Agreement with the Company that provides for him to earn up to 100,000 shares of the Company's common stock and the be reimbursed for reasonable expenses. The Consulting Agreement has a term of one year.

On December 3, 2009, Mr. Weathers entered into an Agreement with the Board of Directors with the Company that provides for the Company to pay Director a fee at the rate of $500 per quarter which shall be paid in accordance with Company's regularly established practices regarding the payment of Directors' fees. In addition, the Agreement with the Board of Directors provides that the Company will issue Mr. Weathers 100,000 shares of its common stock in exchange for services. In February 2010, Mr. Weathers waived the payment of the $500 quarterly fee.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
-----------------------------------------------------------------------
The  following  tables  set  forth  certain  information   regarding  beneficial
ownership of our common stock, as of December 31, 2009 by:

     o each person who is known by us to own beneficially more than 5% of our outstanding common stock,
     o    each of our named executive officers and directors, and
     o    all executive officers and directors as a group.

            NAME AND                            NUMBER OF        PERCENTAGE OF
    ADDRESS OF BENEFICIAL OWNER                  SHARES         OUTSTANDING (1)
   ----------------------------------         -------------     ---------------

   Mark A. Armstrong                              615,162             8.21%

   J. H. Brech, LLC                               405,162             5.41%
   1101 E. Duke Street
   Hugo, OK 74743

   Mark Margolis                                  400,500             5.35%
   3395 Forest Trace Drive,
   Dacula, GA 30019

   David J. Cutler (2)                          3,925,724             52.42%
   2460 W. 26th Avenue, Suite 380-C
   Denver, CO 80211

   Jeffrey L. Perlmutter  (3)                     600,000             8.01%
   279 Moraine Road
   Highland Park, IL, 60035

   Don Mark Dominey (4)                           208,000             2.77%
   CEO, President & CFO
                                               ------------      ------------
   All officers and directors as
   a group (2 individuals)                      4,133,724            55.20%

(1) Based upon 7,488,804 shares of common stock issued and outstanding, on December 31, 2009.
(2) On December 31, 2009, Mr. Cutler resigned as an officer of the Company. Upon approval of the Settlement Agreement by the Bankruptcy Court in January 2010, Mr. Cutler surrendered 3,530,255 shares of common stock to the Company.
(3)  On March 31, 2009, Mr. Perlmutter resigned as a director of the Company.
(4) On December 31, 2009, Mr. Dominey was appointed as the Chief Executive Officer, President and Chief Financial Officer.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
-------------------------------------------------------
Bankruptcy Settlement Agreement

On June 30, 2009, the Company filed a voluntary petition for relief in the United States Bankruptcy Court, Northern District of Texas, Dallas District under Chapter 7 of Title 7 of the U.S. Bankruptcy Code, case number 09-34008-7. Under Chapter 7, all claims against the Debtor in existence prior to the filing of the petition of relief under U.S. Bankruptcy Code are stayed.

On October 1, 2009, David Cutler, the sole officer and director of the Company and a creditor in the proceeding, and the bankruptcy trustee filed a Motion for an Order Approving Bondholder Settlement. Such motion was objected to by a group of the Company's shareholders consisting of J.H. Brech, LLC, Harry McMillan, Charles Webb, Don Mark Dominey, Mark Armstrong, David Myers and John E. Bradley ("Objecting Shareholders").

On October 30, 2009, the Objecting Shareholders filed a Motion to Dismiss the Chapter 7 Case.

On January 20, 2010, the Court dismissed the Chapter 7 proceedings as a result of the obtainment and execution of a Settlement Agreement (the "Settlement Agreement") between the Company, its existing management and the Objecting Shareholders of the Company.

The Settlement Agreement provided for the following:

     Mr. Stephen Weathers was appointed to the Company's Board of Directors;

     Mr. David Cutler, the Company's sole officer and a director of the Company resigned his position upon the execution the Settlement Agreement;

     Mr. Don Mark Dominey was elected the Company's Chief Executive Officer and President and a Director of the Company;

     Mr. David Cutler, surrendered to the Company, 3,530,235 shares of common stock held by him for retirement to the Company's treasury; and

     The Company released and discharged Mr. David Cutler, from all claims by the Company and the Company was released and discharged from all claims by Mr. Cutler.

Consulting Agreements

On December 3, 2009, Mr. Dominey, an officer and director of the Company, entered into an Agreement with the Board of Directors with the Company that provides for the Company to pay a director a fee at the rate of $500 per quarter, which shall be paid in accordance with the Company's regularly established practices regarding the payment of Directors' fees. In addition, the Agreement with the Board of Directors provides that the Company will issue Mr. Dominey 100,000 shares of its common stock in exchange for services. In February 2010, Mr. Dominey waived the payment of the $500 q quarterly fee.

On February 18, 2010, Mr. Dominey, an officer and director of the Company, entered into a Consulting Agreement with the Company that provides for him to earn up to 100,000 shares of the Company's common stock and the be reimbursed for reasonable expenses. The Consulting Agreement has a term of one year.

On December 3, 2009, Mr. Weathers, a director of the Company, entered into an Agreement with the Board of Directors with the Company that provides for the Company to pay Director a fee at the rate of $500 per quarter, which shall be paid in accordance with Company's regularly established practices regarding the payment of Directors' fees. In addition, the Agreement with the Board of Directors provides that the Company will issue Mr. Weathers 100,000 shares of its common stock in exchange for services. In February 2010, Mr. Weathers waived the payment of the $500 quarterly fee.

On February, 18, 2010, the Company entered into a Consultant Agreement with J.H. Brech, LLC, an affiliate of the Company. The Consulting Agreement provides for J.H. Brech, LLC to be retained as a Consultant and as an advisor business matters, consistent with Consultant's expertise and ability, and Consultant agrees to consult with the Company during the term of this Agreement. The Consultant Agreement provides for no compensation other then the reimbursement of expenses.

At March 29, 2010, the Company had outstanding accounts payables owed to J.H. Brech for the expenses incurred on its behalf totaling $143,733. On March 29, 2010, the Company's Board of Directors approved the issuance of a Convertible Promissory note to J.H. Brech, LLC in the amount of $143,733 with annual interest rate of 6% and a due date of March 29, 2012. The Convertible Promissory Note provides for a conversion of all or part of principal amount the Promissory Note at a rate of $0.50 per share.

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------
Audit Fees

We incurred $3,540 audit fees with our auditor, Larry O'Donnell, CPA, PC, during the fiscal year ended December 31, 2009 ($3,885- 2008).

Tax Fees

We did not incur any tax fees with our auditor, Larry O'Donnell, CPA, PC, in the fiscal years ended December 31, 2009 and 2008.


                                     PART IV

ITEM 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES
---------------------------------------------------
The following exhibits are filed as part of this Annual Report on Form 10-K, in accordance with Item 601 of Regulation S-K:


   EXHIBIT
   NUMBER                    DESCRIPTION AND METHOD OF FILING
  10.1        Release Agreement (1)

  10.2        Agreement Board of Directors with Don Mark Dominey, dated December 3, 2009(2)

  10.3        Agreement Board of Directors with Stephen Weathers, dated December 3, 2009 (2)

                                       33

  10.4        Consulting Agreement with Don Mark Dominey, dated February 18, 2010 (3)

  10.5        Consulting Agreement with J.H. Brech, LLC, dated February 18, 2010 (3)

  31.1        Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act*

  32.1        Certification of Principal and Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act *
-------------
(1) Incorporated herewith from the Current Report on Form 8-K filed with the SEC on January 13, 2010. (2)  Incorporated  herewith from the Current Report on Form
8-K filed with the SEC on February 10, 2010. (3) Incorporated  herewith from the
Current Report on Form 8-K filed with the SEC on March 19, 2010.

            * Filed herewith.

                          INDEX TO FINANCIAL STATEMENTS

                                                                       PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 36

BALANCE SHEET

  As of December 31, 2009 and 2008                                      37

STATEMENTS OF OPERATIONS

  For the Years Ended December 31, 2009 and 2008 and the Period
  from Inception (May 8, 2001) Through December 31, 2009                38

STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT

  The Period From Inception (May 8, 2001) Through December
  31, 2009                                                              39

STATEMENTS OF CASH FLOWS

  For the Years Ended December 31, 2009 and 2008 and the Period
  from Inception (May 8, 2001) Through December 31, 2009                41

NOTES TO FINANCIAL STATEMENTS                                           42

                              O'Donnell, CPA, P.C.
Telephone (303) 745-4545                                2228 South Fraser Street
Fax (303) 369-9384                                                        Unit I
Email larryodonnellcpa@msn.com                           Aurora, Colorado  80014
www.larryodonnellcpa.com




                          INDEPENDENT AUDITOR'S REPORT
Board of Directors
Atomic Paintball, Inc.

I have audited the accompanying balance sheets of Atomic Paintball, Inc. as of December 31, 2009 and 2008 and the related statements of operations, stockholders' deficit, and cash flows for each of the years then ended and for the period from inception May 8, 2001 to December 31, 2009. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atomic Paintball, Inc. as of December 31, 2009 and 2008 and the results of its operations and cash flows for each of the years then ended and for the period from inception May 8, 2001 to December 31, 2009 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been presented on the basis that it is a going concern. As discussed in Note 2 to the financial statements, had suffered significant losses, had a working capital deficit as of December 31, 2009 and 2008 and no ongoing source of income. Management's plans to address these matters are also included in Note 2 to the financial statements. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Larry O'Donnell, CPA, P.C.
------------------------------
Larry O'Donnell, CPA, P.C.
April 15, 2010


                             ATOMIC PAINTBALL, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                                 BALANCE SHEETS


                                                                                                         DECEMBER 31,
                                                                                                    2009              2008
                                                                                                 -----------       ------------

                             ASSETS

Current Assets

      Cash & Cash Equivalents                                                                  $          -      $       2,492

                                                                                                 -----------       ------------
                  Total Current Assets                                                                    -              2,492

                                                                                                 -----------       ------------
      TOTAL ASSETS                                                                             $          -      $       2,492
                                                                                                 ===========       ============

                             LIABILITIES & STOCKHOLDERS' DEFICIT

Current Liabilities

      Accounts Payable                                                                         $    150,742      $      32,007
      Accrued Interest                                                                               20,973             14,986
      Loans from Shareholders                                                                       179,907            125,564

                                                                                                 -----------       ------------
                  Total Liabilities, all current                                                    351,622            172,557
                                                                                                 -----------       ------------

COMMITMENTS AND CONTINGENCIES (Note 8)

STOCKHOLDERS' (DEFICIT)

      Preferred Stock, no par value: 2,000,000 shares authorized
      Series A Convertible Preferred Stock, no par value; 400,000 shares authorized                       -                  -
        no shares issued and outstanding as at December 31, 2009 and 2008 and
        188,000 shares issued and outstanding at December 31, 2006 with a
        $0.25 per share liquidation preference.

      Common Stock, no par value: 10,000,000 shares authorized,                                     436,790            436,790
        7,488,804 shares issued and outstanding as at December 31, 2009 and 2008

      Deficit accumulated during the development stage.                                            (788,412)          (606,855)

                                                                                                 -----------       ------------
                  Total Stockholders' Deficit                                                      (351,622)          (170,065)

                                                                                                 -----------       ------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                                    $      -          $       2,492
                                                                                                 ===========       ============

                         See accompanying Notes to Financial Statements.

                                     ATOMIC PAINTBALL, INC.
                                 (A DEVELOPMENT STAGE COMPANY)
                                    STATEMENTS OF OPERATIONS

                                                                                               FROM INCEPTION
                                                       YEAR ENDED                               (May 8, 2001)
                                                      DECEMBER 31,                           THROUGH DECEMBER 31,
                                                   2009                 2008                         2009

                                          ----------------------  ------------------    --------------------------------

OPERATING EXPENSES

      General and Administrative          $             172,252 $           105,905   $                         765,573
      Depreciation and amortization                           -                   -                               6,835
      Gain on Settlement of Liabilities                       -                   -                             (13,600)

                                          ----------------------  ------------------    --------------------------------
      Total Operating Expenses                          172,252             105,905                             758,807

OPERATING LOSS                                         (172,252)           (105,905)                           (758,807)

OTHER INCOME (EXPENSE)
      Interest Expense                                   (9,305)             (6,868)                            (29,605)

                                          ----------------------  ------------------    --------------------------------
Net Loss before Income Taxes                           (181,557)           (112,774)                           (788,412)

Income tax expense                                            -                   -                                   -

                                          ----------------------  ------------------    --------------------------------
NET LOSS                                  $            (181,557)$          (112,774)  $                        (788,412)
                                          ======================  ==================    ================================

NET LOSS PER COMMON SHARE

      Basic & Diluted                                    ($0.02)             ($0.02)
                                          ======================  ==================

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING

      Basic & Diluted                            7,488,804            7,488,804
                                          ======================  ====================


                         See accompanying Notes to Financial Statements.


                             ATOMIC PAINTBALL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                       STATEMENTS OF STOCKHOLDERS' DEFICIT
             FROM INCEPTION (MAY 8, 2001) THROUGH DECEMBER 31, 2009

                                                                                     Accumulated
                                                Preferred Stock    Common Stock     deficit during
                                               ------------------------------------
                                               Shares   Amount   Shares    Amount  Develop. Stage   Total

                                                 #        $        #        $         $           $
                                             ---------  ------  ---------- -------- ------------  ----------

Balance at May 8, 2001 (date of inception)       -         -         -        -            -           -

Issuance of common stock for cash on May         -         -       200,000    1,000        -          1,000
8, 2001 at $0.005 per share

Issuance of common stock for services            -         -       600,000    6,000        -          6,000
on June 20, 2001 at $0.01 per share

Net loss for the period from inception           -         -         -        -          (6,815)     (6,815)
(May 8, 2001) through December 31, 2001

                                             ---------  ------  ---------- -------- ------------  ----------
Balance at December 31, 2001                     -         -       800,000    7,000      (6,815)        185

Net loss for the year ended December 31,         -         -         -        -          (4,155)     (4,155)
2002
                                             ---------  ------  ---------- -------- ------------  ----------
Balance at December 31, 2002                     -         -       800,000    7,000     (10,970)     (3,970)

Issuance of Series A Convertible Preferred   116,000    29,000       -        -            -         29,000
for cash during October and November
2003 at $0.25 per share

Net loss for the year ended December 31, 2003    -         -         -        -         (47,656)    (47,656)

                                             ---------  ------  ---------- -------- ------------  ----------
Balance at December 31, 2003                 116,000    29,000     800,000    7,000     (58,626)    (22,626)

Issuance of Series A Convertible Preferred   184,000    46,000       -        -            -         46,000
Stock for cash during February 2004 at
$0.25 per share

Net loss for the year ended December 31,         -         -         -        -         (62,156)    (62,156)
2004
                                             ---------  ------  ---------- -------- ------------  ----------
Balance at December 31, 2004                 300,000    75,000     800,000    7,000    (120,782)    (38,782)

Net loss for the year ended December             -         -         -        -          (6,148)     (6,148)
31, 2005
                                             ---------  ------  ---------- -------- ------------  ----------
Balance at December 31, 2005                 300,000    75,000     800,000    7,000    (126,930)    (44,930)

Issuance of common stock for services            -         -     2,780,376  119,159        -        119,159
on August 31, 2006 at $0.042857 per share

Issuance of common stock in settlement of        -         -       323,080   13,846        -         13,846
of debt on September 8, 2006 at $0.042857
per share

Conversion of Series A Convertible          (112,000)  (28,000)    224,000   28,000        -              0
Preferred into Common Stock on a 1:2
basis during September 2006

Issuance of common stock for services on         -         -       100,000    4,286        -          4,286
December 1, 2006 at $0.042857 per share

Issuance of common stock for services on         -         -       100,000    4,286        -          4,286
December 8, 2006 at $0.042857 per share

Issuance of common stock for services on         -         -       150,000    6,429        -          6,429
December 18, 2006 at $0.042857 per share

Issuance of common stock in settlement of        -         -       697,674   30,000        -         30,000
debt on December 19, 2006 at $0.042857
per share

Issuance of common stock for services on         -         -       100,000    4,286        -          4,286
December 22, 2006 at $0.042857 per share

Net loss for the year ended December 31,         -         -        -         -        (200,182)   (200,182)
2006
                                             ---------  ------  ---------- -------- ------------  ----------
Balance at December 31, 2006                 188,000    47,000   5,275,130  217,290    (327,112)    (62,822)

Conversion of Series A Convertible          (144,000)  (36,000)    288,000   36,000        -           -
Preferred into Common Stock on a 1:2
basis on January 18 & 23, 2007

Conversion of Series A Convertible           (36,000)   (9,000)     72,000    9,000        -           -
Preferred Stock into Common Stock on a
1:2 basis on February 5, 2007

Issuance of common stock in settlement            -        -       697,674   30,000        -         30,000
of debt on March 29, 2007 at $0.042857
per share

Issuance of common stock for cash in April        -        -       400,000   50,000        -         50,000
2007 at $0.125 per share

Issuance of common stock for cash on May          -        -       400,000   50,000        -         50,000
2007 at $0.125 per share

Issuance of common stock for cash in              -        -        40,000    5,000        -          5,000
November 2007 at $0.125 per share

Issuance of common stock for services in          -        -       300,000   37,500        -         37,500
November 2007 at $0.125 per share


                See accompanying Notes to Financial Statements.
                                       39



                             ATOMIC PAINTBALL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                       STATEMENTS OF STOCKHOLDERS' DEFICIT
             FROM INCEPTION (MAY 8, 2001) THROUGH DECEMBER 31, 2009

                                                                                     Accumulated
                                                Preferred Stock    Common Stock     deficit during
                                               ------------------------------------
                                               Shares   Amount   Shares    Amount  Develop. Stage   Total

                                                 #        $        #        $         $           $
                                             ---------  ------  ---------- -------- ------------  ----------

Conversion of Series A Convertible            (8,000)   (2,000)     16,000    2,000        -           -
Preferred Stock into Common Stock on a
1:2 basis on February 5, 2007

Net loss for the year ended December 31,          -        -         -       -         (166,969)   (166,969)
2007
                                             ---------  ------  ---------- -------- ------------  ----------
Balance at December 31, 2007                      -        -     7,488,804  436,790    (494,082)    (57,291)

Net loss for the year ended December 31,          -        -         -       -         (112,774)   (112,774)
2008
                                             ---------  ------  ---------- -------- ------------  ----------
Balance at December 31, 2008                      -              7,488,804 $436,790 $  (606,855)  $(170,065)

Net loss for the year ended December 31,          -        -         -       -         (181,557)   (181,557)
2009
                                             ---------  ------  ---------- -------- ------------  ----------
Balance at December 31, 2009                      -        -     7,488,804 $436,790 $  (788,412)  $(351,622)
                                             =========  ======  ========== ======== ============  ==========


                             ATOMIC PAINTBALL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS

                                                                                     FROM INCEPTION
                                                              YEAR ENDED              (May 8, 2001)
                                                              DECEMBER 31,         THROUGH DECEMBER 31,
                                                            2008          2008           2009

                                                       ---------------------------   -------------

CASH FLOW  FROM OPERATING ACTIVITIES

NET LOSS                                               $    (181,557)$   (112,774) $     (788,412)

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
PROVIDED BY (USED IN) OPERATING ACTIVITIES
     Depreciation                                                  -            -           6,835
     Loss on Disposal of Fixed Assets                              -            -           3,464
     Issuance of Common Stock For Services                         -            -         181,944
     Gain on Settlement of Liabilities                             -            -         (13,600)
CHANGES IN OPERATING ASSETS & LIABILITIES
     Decrease in Prepaid Expenses                                  -          362               -
     Decrease in Other Receivables                                 -            -               -
     Increase (Decrease) in Accounts Payable                 118,735       24,993         164,342
     Increase in Accrued Expenses                              5,987        6,819          20,973

                                                       ---------------------------   -------------
     Total Cash Flow Used In Operating Activities            (56,834)     (80,600)       (424,454)

CASH FLOW FROM INVESTING ACTIVITIES
     Purchase of Fixed Assets                                      -            -         (10,299)
                                                         ------------  -----------   -------------
     Total Cash Flow Used In Investing Activities                  -            -         (10,299)

CASH FLOW FROM FINANCING ACTIVITIES
     Advances Under Loans From Shareholders                   54,343       68,875         253,753
     Net Proceeds from Issuance of Common Stock                    -            -         106,000
     Net Proceeds from Issuance of Preferred Stock                 -            -          75,000

                                                         ------------  -----------   -------------
     Total Cash Flow Provided By Financing Activities         54,343       68,875         434,753

NET (DECREASE) INCREASE IN CASH & CASH EQUIVALENTS     $      (2,492)$    (11,725) $            0
                                                         ============  ===========   =============

Cash and Cash Equivalents at the beginning of the
   period                                              $       2,492 $     14,217  $            -
                                                         ============  ===========   =============
Cash and Cash Equivalents at the end of the period     $           - $      2,492  $            -
                                                         ============  ===========   =============

SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION
Cash paid for interest                                 $           - $          -  $          207
                                                         ============  ===========   =============
Cash paid for income tax                               $           - $          -  $            -
                                                         ============  ===========   =============

          See accompanying Notes to Financial Statements.

                             ATOMIC PAINTBALL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                               FOR THE YEARS ENDED
                           DECEMBER 31, 2009 AND 2008

1.    NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:
--------------------------------------------------------------
Nature of Operations -- We are a development stage corporation incorporated on May 8, 2001 in the State of Texas which plans to own and operate paintball facilities and to provide services and products in connection with paintball sport activities at our facilities and through a website. The Company has established a website at www.atomicpaintballparks.com.

During the years ended December 31, 2008 and 2009, we focused on completing those actions necessary to the implement our business plan.

On June 30, 2009, the Company filed a voluntary petition for relief in the United States Bankruptcy Court, Northern District of Texas, Dallas District under Chapter 7 of Title 7 of the U.S. Bankruptcy Code, case number 09-34008-7. In Under Chapter 7, all claims against the Debtor in existence prior to the filing of the petition of relief under U.S. Bankruptcy Code are stayed.

On October 1, 2009, David Cutler, the sole officer and director of the Company and a creditor in the proceeding, and the bankruptcy trustee filed a Motion for an Order Approving Bondholder Settlement. Such motion was objected to by a group of the Company's shareholders consisting of J.H. Brech, LLC, Harry McMillan, Charles Webb, Don Mark Dominey, Mark Armstrong, David Myers and John E. Bradley ("Objecting Shareholders").

On October 30, 2009, the Objecting Shareholders filed a Motion to Dismiss the Chapter 7 Case.

On January 20, 2010, the Court dismissed the Chapter 7 proceedings as a result of the obtainment and execution of a Settlement Agreement (the Settlement Agreement) between the Company, its existing management and the Objecting Shareholders of the Company.

The Settlement Agreement provided for the following:

     Mr. Stephen Weathers was appointed to the Company's Board of Directors;

     Mr. David Cutler, the Company's sole officer and a director of the Company resigned his position upon the execution the Settlement Agreement;

     Mr. Don Mark Dominey was elected the Company's Chief Executive Officer and President and a Director of the Company;

     Mr. David Cutler, surrendered to the Company, 3,530,235 shares of common stock held by him for retirement to the Company's treasury; and

     The Company released and discharged Mr. David Cutler, from all claims by the Company and the Company was released and discharged from all claims by Mr. Cutler.

On January 23, 2010, Ms. Shirley Heller was appointed the Secretary of the Company.

On February 18, 2010, the Company entered into Consulting Agreements with both Mr. Dominey and Mr. Weathers, as discussed in Note 10 Subsequent Events.

It is our current intention, within our existing level of interim funding, to continue to accelerate progress on the implementation of our proposed business.

Significant Accounting Policies

Cash and Cash Equivalents -- Cash and cash equivalents consist of cash and highly liquid debt instruments with original maturities of less than three months.

Property and Equipment -- Property and equipment are recorded at cost. Depreciation is provided using the straight line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful life of the improvement.

The  useful  lives  of  property  and   equipment   for  purposes  of  computing
depreciation are:

     Leasehold Improvements                  1 year
     Equipment                               7 years
     Computer Equipment                      5 years

Expenditures for maintenance and repairs are charged to operations as incurred, while betterments that extend the useful lives of the assets are capitalized. Assets held by the Company are periodically reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Deferred Costs and Other -- Offering costs with respect to issue of common stock, warrants or options by us were initially deferred and ultimately offset against the proceeds from these equity transactions if successful or expensed if the proposed equity transaction is unsuccessful.

Impairment of Long-Lived and Intangible Assets -- In the event that facts and circumstances indicated that the cost of long-lived and intangible assets may be impaired, an evaluation of recoverability was performed. If an evaluation was required, the estimated future undiscounted cash flows associated with the asset were compared to the asset's carrying amount to determine if a write-down to market value or discounted cash flow value was required.

Financial Instruments -- The estimated fair values for financial instruments was determined at discrete points in time based on relevant market information. These estimates involved uncertainties and could not be determined with precision. The carrying amounts of notes receivable, accounts receivable, accounts payable and accrued liabilities approximated fair value because of the short-term maturities of these instruments. The fair value of notes payable approximated to their carrying value as generally their interest rates reflected our effective annual borrowing rate.

Income Taxes - Our deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Revenue Recognition - We expect to generate revenue from providing facilities, services and products in connection with paintball sport activities. Revenues will be recognized as services and products are delivered. We are currently in the development stage and had no revenue during the years ended December 31, 2009 and 2008.

Comprehensive Income (Loss) -- Comprehensive income is defined as all changes in stockholders' equity (deficit), exclusive of transactions with owners, such as capital investments. Comprehensive income includes net income or loss, changes in certain assets and liabilities that are reported directly in equity such as translation adjustments on investments in foreign subsidiaries and unrealized gains (losses) on available-for-sale securities.

There were no differences between our comprehensive loss and net loss during the years ended December 31, 2009 and 2008.

Income (Loss) Per Share -- The income (loss) per share is presented with a presentation of basic earnings (loss) per share (EPS) and diluted EPS. Basic EPS is calculated by dividing the income or loss available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Diluted EPS was the same as Basic EPS for during the years ended December 31, 2009 and 2008 as we had losses in all periods since our inception and, therefore, the effect of all additional potential common stock would be antidilutive.

Stock-Based Compensation - Stock compensation expense is recorded on the date of grant if the current market price of the underlying stock exceeds the exercise price. Certain pro forma net income and EPS disclosures for employee stock option grants are also included in the notes to the financial statements as if the fair value method. Transactions in equity instruments with non-employees for goods or services are accounted for by the fair value method.

Use of Estimates -- The preparation of our consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates. Due to uncertainties inherent in the estimation process, it is possible that these estimates could be materially revised within the next year.

Recently Issued Accounting Policies - In June 2009, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Codification ("ASC") 105, "Generally Accepted Accounting Principals" (formerly Statement of Financial Accounting Standards ("SFAS") No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles").
ASC 105 establishes the FASB ASC as the single source of authoritative nongovernmental U.S. GAAP. The standard is effective for interim and annual periods ending after September 15, 2009. We adopted the provisions of the standard on September 30, 2009, which did not have a material impact on our financial statements.

There were various other accounting standards and interpretations issued in 2009, none of which are expected to have a material impact on the Company's financial position, operations or cash flows.

2. GOING CONCERN AND LIQUIDITY:
------------------------------
At December 31, 2009, we had total assets of $0, no operating business or other source of income, outstanding liabilities totaling $351,622 and a stockholder' deficit of $351,622.

In our financial statements for the fiscal years ended December 31, 2009 and 2008, the Report of the Independent Registered Public Accounting Firm includes an explanatory paragraph that describes substantial doubt about our ability to continue as a going concern. Our financial statements for the fiscal years ended December 31, 2009 and 2008 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. At December 31, 2009, we had a working capital deficit of $351,622 and reported an accumulated deficit of $788,412.

It is our current intention to seek to raise the debt and/or equity financing to meet ongoing operating expenses and fully implement our proposed business plan. There is no assurance that this series of events will be satisfactorily completed.

3. ACCOUNTS PAYABLE
-------------------
The balances of Accounts Payable at December 31, 2009 and 2008 include certain liabilities that were substantially over due as at the date of these balance sheets but were still outstanding as we did not have the necessary funding in to pay these liabilities.

No interest accrual has been made in respect of these outstanding accounts payable as we believe they will be settled at or below their current carrying value on our balance sheet.

4. ACCRUED EXPENSES
-------------------
The balances of Accrued Expenses at December 31, 2009 and 2008 represents accrued interest on loan notes provided to us by certain of our shareholders.

5. LOANS FROM SHAREHOLDERS
--------------------------
Our first President and then sole director, Barbara J. Smith, loaned us a total of $10,900 between April and July 2002 to pay for further research and development and for general corporate overhead. This loan bears interest at an annual rate of 6.5% and was repayable in full in July 15, 2004 and was convertible at Ms. Smith's option into shares of our common stock at $0.125 per share. This loan has not been repaid and Ms. Smith has declined to convert the outstanding balance into shares. Accordingly, the entire balance of the loan continues to be outstanding and we continue to accrue interest on the balance outstanding. As of December 31, 2009, accrued interest amounted to $4,816.

Since his appointment on August 31, 2006 and through June 30, 2009, Mr. Cutler, our former sole officer and a director, has made advances to us of $237,687 by way of a loan. These funds are used to support our ongoing operating costs and settle certain outstanding liabilities. In December 2006, Mr. Cutler converted $30,000 of his loan into 697,674 shares of common stock. In March 2007, Mr. Cutler converted an additional $30,000 of his loan into an additional 697,674 shares of our common stock. At December 31, 2009 and 2008, the Company owed Mr. Cutler $168,060 and $113,486, respectively.. As of December 31, 2009, accrued interest amounted to $4,816. In January 2010, Mr. Cutler, as part of the Settlement Agreement reached in the Bankruptcy proceedings agreed to release the Company from such debt.

6. RELATED PARTY TRANSACTIONS
-----------------------------
Our first President and then sole director, Barbara J. Smith, loaned us a total of $10,900 between April and July 2002 to pay for further research and development and for general corporate overhead. This loan bears interest at an annual rate of 6.5% and was repayable in full in July 15, 2004 and was convertible at Ms. Smith's option into shares of our common stock at $0.125 per share. This loan has not been repaid and Ms. Smith has declined to convert the outstanding balance into shares. Accordingly, the entire balance of the loan continues to be outstanding and we continue to accrue interest on the balance outstanding. As of December 31, 2009, accrued interest amounted to $4,816.

Since his appointment on August 31, 2006 and through June 30, 2009, Mr. Cutler, our former sole officer and a director, has made advances to us of $237,687 by way of a loan. These funds are used to support our ongoing operating costs and settle certain outstanding liabilities. In December 2006, Mr. Cutler converted $30,000 of his loan into 697,674 shares of common stock. In March 2007, Mr. Cutler converted an additional $30,000 of his loan into an additional 697,674 shares of our common stock. At December 31, 2009 and 2008, the Company owed Mr. Cutler $168,060 and $113,486, respectively.. As of December 31, 2009, accrued interest amounted to $4,816. In January 2010, Mr. Cutler, as part of the Settlement Agreement reached in the Bankruptcy proceedings agreed to release the Company from such debt.

7. STOCKHOLDERS' DEFICIT:
------------------------
Preferred Stock

In October 2003, our Board of Directors adopted a resolution to authorize the issuance (in series) of up to 2,000,000 shares of preferred stock with no par value. Our board of directors may determine to issue shares of our preferred stock. If done, the preferred stock may be created and issued in one or more series and with such designations, rights, preference and restrictions as shall be stated and expressed in the resolution(s) providing for the creation and issuance of such preferred stock. If preferred stock is issued and we are subsequently liquidated or dissolved, the preferred stock would be entitled to our assets, to the exclusion of the common stockholders, to the full extent of the preferred stockholders' interest in us. At December 31, 2009, there are no preferred shares issued and outstanding.

Common Stock

We are authorized to issue 10,000,000 shares of common stock, no par value per share. The holders of common stock are entitled to one vote per share for the election of directors and with respect to all other matters submitted to a vote of stockholders. Shares of common stock do not have cumulative voting rights, which means that the holders of more than 50% of such shares voting for the election of directors can elect 100% of the directors if they choose to do so. Our common stock does not have preemptive rights, meaning that our common shareholders' ownership interest would be diluted if additional shares of common stock are subsequently issued and the existing shareholders are not granted the right, in the discretion of the Board of Directors, to maintain their ownership interest in us.

Upon any liquidation, dissolution or winding-up of us, our assets, after the payment of debts and liabilities and any liquidation preferences of, and unpaid dividends on, any class of preferred stock then outstanding, will be distributed pro-rata to the holders of the common stock. The holders of the common stock do not have preemptive or conversion rights to subscribe for any of our securities and have no right to require us to redeem or purchase their shares.

The holders of Common Stock are entitled to share equally in dividends, if and when declared by our Board of Directors, out of funds legally available therefore, subject to the priorities given to any class of preferred stock which may be issued.

During the years ended December 31, 2009 and 2008, we did not issue any shares of our common stock.

Stock Options

On October 21, 2003, we adopted a stock purchase plan entitled "2003 Stock Incentive Plan" to attract and retain selected directors, officers, employees and consultants to participate in our long-term success and growth through an equity interest in us. We have been authorized to make available up to 2,000,000 shares of our common stock for grant as part of the long term incentive plan.

No stock options were issued or outstanding during the years ended December 31, 2009 and 2008.

8. COMMITMENTS AND CONTINGENCIES:
--------------------------------
No legal proceedings are pending or threatened to the best of our knowledge.

9. INCOME TAX
-------------
We have had losses since our Inception (May 8, 2001) through December 31, 2009 and therefore have not been subject to federal or state income taxes. We have accumulated tax losses available for carry forward of approximately $778,000. The carry forward is subject to examination by the tax authorities and expires at various dates through the year 2028. The Tax Reform Act of 1986 contains provisions that limits the NOL carry forwards available for use in any given year upon the occurrence of certain events, including significant changes in ownership interest. Consequently, following the issue of 55.1% of our total authorized and issued share capital in August 2006 to Mr. Cutler, one of our former directors, our ability to use these losses is substantially restricted by the impact of section 382 of the Internal Revenue Code.

10. SUBSEQUENT EVENTS
---------------------
On June 30, 2009, Atomic Paintball, Inc. ("the Company") filed a voluntary petition for relief in the United States Bankruptcy Court, Northern District of Texas, Dallas District under Chapter 7 of Title 7 of the U.S. Bankruptcy Code, case number 09-34008-7. The Chapter 7 Bankruptcy of Atomic Paintball, Inc. has been dismissed as of January 20, 2010.

On December 31, 2010, David J. Cutler resigned as the Chief Executive Officer and Chief Financial Officer of the Company and Mr. Don Mark Dominey was appointed the Chief Executive Officer, Chief Financial Officer and a director of the Company.

As of January 20, 2010, David J. Cutler, a former officer and director, has surrendered 3,530,255 shares of the common stock of the Company for retirement to treasury.

As of January 20, 2010, David J. Cutler, a former officer and director, is released and discharged of from all claims by the Company and that the Company is released and discharged from all claims by Mr. Cutler.

That effective on January 19, 2010, after the mailing of the Information Statement Pursuant to Section 14(f) of the Securities and Exchange Act of 1934, David Cutler has resigned as a director of the Company and Mr. Stephen Weathers is appointed a director of the Company. The Information Statement Pursuant to
Section 14(f) was mailed to the Company's shareholders of record on January 8, 2010.

David J. Cutler, a former officer and majority shareholder of the Company returned 3,530,255 shares of the Company's common stock held by him to the Company, to be retired to treasury. Prior to the return of the common shares, the Company had 7,488,804 shares of common stock issued and outstanding, of which Mr. Cutler held 3,925,724 shares representing approximately 52% of the issued and outstanding shares of common stock After the return of the shares, the Company will have 3,958,549 shares of common stock issued and outstanding. Mr. Cutler will retain 395,469 shares of the Company's common stock, approximately 10% of the Company's issued and outstanding common stock, at that time.

On January 20, 2010, David J. Cutler's resignation as a Director of the Company was effective.

Effective January 20, 2010, 10 days after the mailing of an Information Statement Pursuant to Section 14(f) of the Securities and Exchange Act of 1934, Mr. Stephen Weathers is appointed a director of the Company.

Consulting Agreements

Effective December 3, 2009, Mr. Dominey, an officer and director of the Company, entered into an Agreement with the Board of Directors with the Company that provides for the Company to pay Director a fee at the rate of $500 per quarter, which shall be paid in accordance with the Company's regularly established practices regarding the payment of Directors' fees. In addition, the Agreement with the Board of Directors provides that the Company will issue Mr. Dominey 100,000 shares of its common stock in exchange for services. In February 2010, Mr. Dominey waived the payment of the $500 quarterly fee.

On February 18, 2010, Mr. Dominey, an officer and director of the Company, entered into a Consulting Agreement with the Company that provides for him to earn up to 100,000 shares of the Company's common stock and the be reimbursed for reasonable expenses. The Consulting Agreement has a term of one year.

On December 3, 2009, Mr. Weathers, a director of the Company, entered into an Agreement with the Board of Directors with the Company that provides for the Company to pay Director a fee at the rate of $500 per quarter, which shall be paid in accordance with Company's regularly established practices regarding the payment of Directors' fees. In addition, the Agreement with the Board of Directors provides that the Company will issue Mr. Weathers 100,000 shares of its common stock in exchange for services. In February 2010, Mr. Weathers waived that payment of the $500 quarterly fee.

On February, 18, 2010, the Company entered into a Consultant Agreement with J.H. Brech, LLC, an affiliate of the Company. The Consulting Agreement provides for J.H. Brech, LLC to be retained as a Consultant as an advisor and consultant on business matters, consistent with Consultant's expertise and ability, and Consultant agrees to consult with the Company during the term of this Agreement. The Consultant Agreement provides for no compensation other then the reimbursement of expenses.

At March 29, 2010, the Company had outstanding accounts payables owed to J.H. Brech for the expenses incurred on its behalf totaling $143,733. On March 29, 2010, the Company's Board of Directors approved the issuance of a Convertible Promissory note to J.H. Brech, LLC in the amount of $143,733 with annual interest rate of 6% and a due date of March 29, 2012. The Convertible Promissory Note provides for a conversion of all or part of principal amount the Promissory Note at a rate of $0.50 per share.

The Company evaluated subsequent events through April 14, 2010, the date the condensed financial statements were issued and concluded there are no other material subsequent events.

                                   SIGNATURES

            In accordance with the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           ATOMIC PAINTBALL, INC.



Date: April 15, 2010                       By: /s/ Don Mark Dominey
                                               ----------------------------
                                                Don Mark Dominey
                                                Chief Executive Officer &
                                                Chief Financial Officer


            In accordance with the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


SIGNATURE                        TITLE                        DATE
---------------------            ------------------------     ----------------
/s/ Don Mark Dominey             Chief Executive Officer,     April 15, 2010
                                 Chief Financial Officer,
                                 Principal Financial and
                                 Accounting Officer, and
                                 Director

/s/ Stephen Weathers             Director                     April 15, 2010

                                   EXHIBIT "B"

        2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND AWARD INCENTIVE PLAN

                       SECTION 1: GENERAL PURPOSE OF PLAN

         The name of this plan is the 2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND AWARD INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to enable ATOMIC PAINTBALL, INC., a Texas company (the "Company"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

                             SECTION 2: DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

         "Administrator" shall have the meaning as set forth in Section 3, hereof.

         "Board" means the Board of Directors of the Company.

         "Cause" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its stockholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

         "Change in Control" shall mean:

         The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the stockholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as stockholders of another party to the transaction shall be disregarded; or

         The sale, transfer or other disposition of all or substantially all of the Company's assets.

         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means a committee of the Board designated by the Board to administer the Plan.

         "Company" means ATOMIC PAINTBALL, INC., a corporation organized under the laws of the State of Texas (or any successor corporation).

         "Consultant" means a consultant or advisor who is a natural person or a legal entity and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "Date of Grant" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "Director" means a member of the Board.

         "Disability" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "Eligible Person" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "Employee" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "Exercise  Price"  shall  have the  meaning  set forth in  Section  6.3 hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

         "First Refusal Right" shall have the meaning set forth in Section 8.7 hereof.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "Non-Employee Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "Non-Qualified  Stock  Option"  means a Stock  Option not  described in
Section 422(b) of the Code.

         "Offeree" means a Participant who is granted a Purchase Right pursuant to the Plan.

         "Optionee" means a Participant who is granted a Stock Option pursuant to the Plan.

         "Outside Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "Participant" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Rights.

         "Plan" means this 2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND AWARD INCENTIVE PLAN, as the same may be amended or supplemented from time to time.

         "Purchase Price" shall have the meaning set forth in Section 7.3.

         "Purchase  Right" means the right to purchase Stock granted pursuant to
Section 7.

         "Rights" means Stock Options and Purchase Rights.

         "Repurchase Right" shall have the meaning set forth in Section 8.8 of the Plan.

         "Service" shall mean service as an Employee, Director or Consultant.

         "Stock" means Common Stock of the Company.

         "Stock Option" or "Option" means an option to purchase shares of Stock granted pursuant to Section 6.

         "Stock  Option  Agreement"  shall have the meaning set forth in Section
6.1.

         "Stock Purchase Agreement" shall have the meaning set forth in Section 7.1.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "Surviving Entity" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "Ten Percent Stockholder" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                            SECTION 3: ADMINISTRATION

         3.1 Administrator. The Plan shall be administered by either (i) the Board, or (ii) a Committee appointed by the Board (the group that administers the Plan is referred to as the "Administrator").

         3.2 Powers in General. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

         3.3 Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale;
(ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5 The Committee. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or was grossly negligent, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

         4.1 Stock  Subject to the Plan.  Subject to  adjustment  as provided in
Section 9, Two Million (2,000,000) shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 Basic Limitation. The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3 Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; provided, however, that only Employees shall be eligible to be granted ISOs hereunder.

                   SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

         6.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2 Number of Shares. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3 Exercise Price.

                  6.3.1 In General. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "Exercise Price"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator.

                  6.3.2 Payment. The Exercise Price shall be payable in a form described in Section 8 hereof.

         6.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5 Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at a rate of no more than 25% per year over a four-year period commencing on January 1 following the Date of Grant and 25% each year thereafter on January 1. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

         6.6 Term. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause,
(ii) one year after the date the Optionee's Service with the Company, its Parent or its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company, its Parent, or its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7 Leaves of Absence. For purposes of Section 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent, or Subsidiary for whom Optionee provides his or her services.

         6.8 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option and provide that upon the exercise of such Option, the Optionee shall receive shares of Restricted Stock that are subject to repurchase by the Company at the Exercise Price paid for the Option in accordance with Section 8.8.1 with such Company's right to repurchase at such price lapsing at the same rate as the exercise provisions set forth in Optionee's Stock Option Agreement. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

         7.1 Stock Purchase Agreement. Each award or sale of shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         7.2 Duration of Offers. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 15 days after the grant of such right was communicated to the Purchaser by the Company.

         7.3 Purchase Price.

                  7.3.1 In General. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "Purchase Price"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator.

                  7.3.2 Payment of Purchase Price. The Purchase Price shall be payable in a form described in Section 8.

         7.4 Withholding Taxes. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8: PAYMENT; RESTRICTIONS

         8.1 General Rule. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or certified check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option and provided the Company's stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "cashless exercise"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "stock-for-stock exercise") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "attestation exercise").

         8.2 Withholding Payment. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         8.3 Services Rendered. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         8.4 Promissory Note. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and held in the possession of the Company until said amounts are repaid in full. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         8.5 Exercise/Pledge. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         8.6 Written Notice. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         8.7 First Refusal Right. Each Stock Option Agreement and Stock Purchase Agreement may provide that the Company shall have the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale, hypothecation or other disposition of the Stock purchased by the Optionee or Offeree pursuant to a Stock Option Agreement or Stock Purchase Agreement; and in the event the holder of such Stock desires to accept a bona fide third-party offer for any or all of such Stock, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

         8.8 Repurchase Rights. Following a termination of the Participant's Service, the Company may repurchase the Participant's Rights as provided in this
Section 8.8 (the "Repurchase Right").

                  8.8.1 Repurchase Price. Following a termination of the Participant's Service the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock or, in the case of exercisable options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price, or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock; provided, however, the right to repurchase unvested stock as described in Section 8.8.1(ii) shall lapse at a rate of at least 33.33% per year over three years from the date the Right is granted.

                  8.8.2 Exercise of Repurchase Right. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service (or in the case of Stock issued upon exercise of an Option or after the date of termination or the purchase of Stock under a Stock Purchase Agreement after the date of termination, within 90 days after the date of the exercise or Stock purchase, whichever is applicable) for cash or for cancellation of indebtedness incurred in purchasing the shares.

         8.9 Termination of Repurchase and First Refusal Rights. Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect with respect to, or shall lapse and cease to have effect when the issuer's securities become publicly traded or a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not permitted under applicable federal or state securities laws.

         8.10 No Transferability. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by testament or by operation of the laws of descent and distribution.

                  8.10.1 Permitted Transfer of Non-Qualified Option. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section 8.10.1, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  8.10.2 Conditions of Permitted Transfer. A transfer permitted under this Section 8.10 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which a copy of said agreement shall be provided to the Administrator for approval prior to the transfer.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

         9.1 Effect of Certain Changes.

                  9.1.1 Stock Dividends, Splits, Etc. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding

         Rights, and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

                  9.1.2 Liquidation, Dissolution, Merger or Consolidation. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Rights in whole or in part without regard to any installment exercise provisions in the Rights agreement.

                  9.1.3 Par Value Changes. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         9.2 Decision of Administrator Final. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         9.3 No Other Rights. Except as hereinbefore  expressly provided in this
Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         9.4 Market Stand-Off. Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off").

                      SECTION 10: AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

                         SECTION 11: GENERAL PROVISIONS

         11.1 General Restrictions.

                  11.1.1 No View to Distribute. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  11.1.2 Legends. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  11.1.3 No Rights as Stockholder. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a stockholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

         11.2 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3 Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         11.4 Regulatory Matters. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         11.5 Recapitalizations. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Section 9.

         11.6 Delivery. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         11.7 Other Provisions. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                     SECTION 12: INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with Texas law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 13: STOCKHOLDERS AGREEMENT

         As a condition to the transfer of Stock pursuant to a Right granted under this Plan, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the terms and conditions of the Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and this Plan or any conflict between the provisions of the Stockholders Agreement and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this
Section 13, if the Stockholders Agreement contains any provisions which would violate the Texas Corporations Code if applied to the Participant, the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred shall govern the Participant's rights with respect to such provisions.

                       SECTION 14: EFFECTIVE DATE OF PLAN

         The effective date of this Plan is ____________, 2010. The adoption of the Plan is subject to approval by the Company's stockholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 15: TERM OF PLAN

         The Plan shall terminate automatically on ______________, 2020, but no later than the tenth (10th) anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 10 hereof.

                              SECTION 16: EXECUTION

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of __________________________, 2010.



ATOMIC PAINTBALL, INC.



By: ______________________________________
Don Mark Dominey, Chief Executive Officer,
Chief Financial Officer and Director

                             STOCK OPTION AGREEMENT
        2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND INCENTIVE AWARD PLAN
                          Notice Of Stock Option Grant

You have been granted the following option to purchase Common Stock of ATOMIC PAINTBALL, INC. (the "Company"):

Name of Optionee:

Total Number of Shares Granted:

Type of Option:

Exercise Price Per Share:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:

By your signature and the signature of the Company's authorized representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND AWARD INCENTIVE PLAN and the STOCK OPTION AGREEMENT, both of which are attached hereto and are incorporated herein by reference. Optionee hereby represents that both the option and any shares acquired upon exercise of the option have been or will be acquired for investment for his own account and not with a view to or for sale in connection with any distribution or resale of the security.

Optionee:                               ATOMIC PAINTBALL, INC.
By:                                     By:
-------------------------------         ----------------------------------------
Name:                                   Don Mark Dominey
                                        Chief Executive Officer,
                                        Chief Financial Officer and Director

                                     ANNEX I


THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


       2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND AWARD INCENTIVE PLAN:
                             STOCK OPTION AGREEMENT

                           SECTION 1: GRANT OF OPTION

         1.1 Option. On the terms and conditions set forth in the notice of stock option grant to which this agreement (the "Agreement") is attached (the "Notice of Stock Option Grant") and this agreement, the Company grants to the individual named in the Notice of Stock Option Grant (the "Optionee") the option to purchase at the exercise price specified in the Notice of Stock Option Grant (the "Exercise Price") the number of Shares set forth in the Notice of Stock Option Grant. This option is intended to be either an ISO or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

         1.2 Stock Plan and Defined Terms. This option is granted pursuant to and subject to the terms of the 2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND AWARD INCENTIVE PLAN, as in effect on the date specified in the Notice of Stock Option Grant (which date shall be the later of (i) the date on which the Board resolved to grant this option, or (ii) the first day of the Optionee's Service) and as amended from time to time (the "Plan"), a copy of which is attached hereto and which the Optionee acknowledges having received. Capitalized terms not otherwise defined in this Agreement have the definitions ascribed to them in the Plan.

                          SECTION 2: RIGHT TO EXERCISE

         2.1 Exercisability. Subject to Sections 2.2 and 2.3 below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7. In addition, all of the remaining unexercised options shall become vested and fully exercisable if (i) a Change in Control occurs before the Optionee's Service terminates, and (ii) the option is not assumed or an equivalent option is not substituted by the successor entity that employs the Optionee immediately after the Change in Control or by its parent or subsidiary.

         2.2 Limitation. If this option is designated as an ISO in the Notice of Stock Option Grant, then to the extent (and only to the extent) the Optionee's right to exercise this option causes this option (in whole or in part) to not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such options shall be treated as Non-Qualified Stock Options, but shall be exercisable by their terms. The determination of options to be treated as Non-Qualified Stock Options shall be made by taking options into account in the order in which they are granted. If the terms of this option cause the $100,000 annual limitation under Section 422(d) of the Code to be exceeded, a pro rata portion of each exercise shall be treated as the exercise of a Non-Qualified Stock Option.

         2.3 Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

                 SECTION 3: NO TRANSFER OR ASSIGNMENT OF OPTION

         Except as provided herein, an Optionee may not assign, sell or transfer the option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section 3, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A transfer permitted under this Section 3 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which agreement shall be submitted to and approved by the Administrator before the transfer.

                         SECTION 4: EXERCISE PROCEDURES

         4.1 Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by delivering a written notice in the form of Exhibit A attached hereto ("Notice of Exercise") to the Company in the manner specified pursuant to Section 14.4 hereof. Such Notice of Exercise shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, which must comply with Section 5. The Notice of Exercise shall be signed by the person who is entitled to exercise this option. In the event that this option is to be exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option.

         4.2 Issuance of Shares. After receiving a proper Notice of Exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

         4.3 Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option, and shall provide to the Company his/her/its social security number or employment identification number.

                          SECTION 5: PAYMENT FOR STOCK

         5.1 General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in full by cash or cashier's check for an amount equal to the aggregate Exercise Price for the number of shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

                  5.1.1 Cashless Exercise. Provided the Company's Common Stock is publicly traded, a copy of instructions to a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option ("Cashless Exercise");

                  5.1.2 Stock-For-Stock Exercise. Paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised (the "Purchase Price") or the aggregate Purchase Price of the shares with respect to which this option or portion hereof is exercised ("Stock-for-Stock Exercise"); or

                  5.1.3 Attestation Exercise. By a stock for stock exercise by means of attestation whereby the Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Option Shares thereby exercised and the identified attestation Shares ("Attestation Exercise").

         5.2 Withholding Payment. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) Cashless Exercise or Attestation Exercise; (ii) Stock-for-Stock Exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The fair market value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         5.3 Promissory Note. The Plan Administrator, in its sole discretion, upon such terms as the Plan Administrator shall approve, may permit all or a portion of the Exercise Price of Shares issued under the Plan to be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and shall be held in the possession of the Company until the promissory note is repaid in full. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         5.4 Exercise/Pledge. In the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Plan Administrator) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                         SECTION 6: TERM AND EXPIRATION

         6.1 Basic Term. This option shall expire and shall not be exercisable after the expiration of the earliest of (i) the Expiration Date specified in the Notice of Stock Option Grant, (ii) three months after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (iii) one year after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is a result of death or Disability, and (iv) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. The Plan Administrator shall have the sole discretion to determine when this option is to expire. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave to the extent required by applicable law. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.2 Exercise After Death. All or part of this option may be exercised at any time before its expiration under Section 6.1 above by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Share that is subject to the Right of Repurchase (as such term is defined in below) (the "Restricted Stock").

         6.3 Notice Concerning ISO Treatment. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability, or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                         SECTION 7: RIGHT OF REPURCHASE

         7.1 Option Repurchase Right. Following a termination of the Optionee's Service, the Company shall have the option to repurchase the Optionee's vested and exercisable options at a price equal to the Fair Market Value of the Stock underlying such options, less the Exercise Price (the "Option Repurchase Right").

         7.2 Stock Repurchase Right. Unless they have become vested in accordance with the Notice of Stock Option Grant and Section 7.4 below, the stock acquired under this Agreement initially shall be Restricted Stock and shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Exercise Price paid for the Restricted Stock (the "Stock Repurchase Right"). Vested stock acquired under this Agreement shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Fair Market Value of the vested Stock.

         7.3 Condition Precedent to Exercise. The Option Repurchase Right and Stock Repurchase Rights (collectively, the "Right of Repurchase") shall be exercisable over Restricted Stock only during the 90-day period next following the later of:

                  7.3.1 The date when the Optionee's Service terminates for any reason, with or without Cause, including (without limitation) death or disability; or

                  7.3.2 The date when this option was exercised by the Optionee, the executors or administrators of the Optionee's estate, or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

         7.4 Lapse of Right of Repurchase. The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Stock shall become vested if (i) a Change in Control occurs before the Optionee's Service terminates, and (ii) the Right of Repurchase is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary. The Right of Repurchase shall lapse with respect to (i) Shares that are registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or (ii) Shares for which a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

         7.5 Exercise of Right of Repurchase. The Company shall exercise the Right of Repurchase by written notice delivered to the Optionee prior to the expiration of the 90-day period specified in Section 7.3 above. The notice shall set forth the date on which the repurchase is to be effected, which must occur within 31 days of the notice. The certificate(s) representing the Restricted Stock to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the Purchase Price determined according to this Section 7. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Stock. The Right of Repurchase shall terminate with respect to any Restricted Stock for which it has not been timely exercised pursuant to this
Section 7.5.

         7.6 Rights of Repurchase Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; provided, however, that the aggregate Purchase Price payable for the Restricted Stock shall remain the same.

         7.7 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Stock to be repurchased in accordance with this Section 7, then after such time the person from whom such Restricted Stock is to be repurchased shall no longer have any rights as a holder of such Restricted Stock (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Stock shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefore have been delivered as required by this Agreement.

         7.8 Escrow. Upon issuance, the certificates for Restricted Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 7.6 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Stock. All regular cash dividends on Restricted Stock (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Stock (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee's cessation of Service or (ii) the lapse of the Right of First Refusal.

                        SECTION 8: RIGHT OF FIRST REFUSAL

         8.1 Right of First Refusal. In the event that the Company's stock is not readily tradable on an established securities market and the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, to any person, entity or organization (the "Transferee") the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares (the "Right of First Refusal"). If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written transfer notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this
Section 8.1 shall be freely assignable, in whole or in part.

         8.2 Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 8 or into which such Shares thereby become convertible shall immediately be subject to this
Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

         8.3 Termination of Right of First Refusal.  Any other provision of this
Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by this Section 8.

         8.4 Permitted  Transfers.  This Section 8 shall not apply to a transfer
(i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor. For purposes of this Section 8.4, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

         8.5 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefore have been delivered as required by this Agreement.

                         SECTION 9: OBLIGATION TO SELL.

         Notwithstanding anything herein to the contrary, if at any time following Optionee's acquisition of Shares hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "Control Sellers") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "Non-Control Seller") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

                       SECTION 10: STOCKHOLDERS AGREEMENT

         As a condition to the transfer of Stock pursuant to this Stock Option Agreement, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of the Plan and this Stock Option Agreement, the terms and conditions of Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and the Plan or any conflict between the provisions of the Stockholders Agreement and this Stock Option Agreement, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this Section 10, if the Stockholders Agreement contains any provisions which would violate Texas corporate law if applied to the Participant, the terms of the Plan and this Stock Option Agreement shall govern the Participant's rights with respect to such provisions.

                    SECTION 11: LEGALITY OF INITIAL ISSUANCE

         No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

         11.1 It and the Optionee have taken any actions required to register the Shares, provided the Stock is publicly traded, under the Securities Act of 1933, as amended (the "Securities Act"), or to perfect an exemption from the registration requirements thereof;

         11.2 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

         11.3 Any other applicable provision of state or federal law has been satisfied.

                       SECTION 12: NO REGISTRATION RIGHTS

         The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

                      SECTION 13: RESTRICTIONS ON TRANSFER

         13.1 Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company, at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

         13.2 Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including the Company's initial public offering (a "Public Offering"), the Optionee shall not transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market

Stand-Off"). The Market Stand-off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         13.3 Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

         13.4 Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

         13.5 Legends. All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

"THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         13.6 Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

         13.7 Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on the Optionee and all other persons.

                      SECTION 14: MISCELLANEOUS PROVISIONS

         14.1 Rights as a Stockholder. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to Section 4 and Section 5 hereof.

         14.2 Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares subject to this option and (ii) the Exercise Price of this option, in effect prior to such change, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

         14.3 No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

         14.4 Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed the Optionee at the address set forth in the records of the Company. Notice shall be addressed to the Company at:

ATOMIC PAINTBALL, INC.
501 TROPHY LAKE DRIVE
SUITE 314, PMB 106
TROPHY CLUB, TEXAS 76262

         14.5 Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

         14.6 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS, AS TEXAS LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         14.7 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

                                    EXHIBIT A
                                       TO
       2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND AWARD INCENTIVE PLAN:
                             STOCK OPTION AGREEMENT
                                     ANNEX I


                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)

ATOMIC PAINTBALL, INC.
501 TROPHY LAKE DRIVE
SUITE 314, PMB 106
TROPHY CLUB, TEXAS 76262

The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder __________* shares of Common Stock of ATOMIC PAINTBALL, INC. (the "Company"), and herewith encloses payment of $_______ and/or _________ shares of the Company's common stock in full payment of the purchase price of such shares being purchased.


Dated:

------------------------------

NOTICE: YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

(Signature must conform in all respects to name of holder as specified on the face of the Option)



--------------------------------------------------------------

--------------------------------------------------------------
(Please Print Name)


--------------------------------------------------------------

--------------------------------------------------------------
(Address)


* Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

                      FORM OF RESOLUTIONS FOR OPTION GRANTS


                RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                             ATOMIC PAINTBALL, INC.

As of ______________, 2010

The undersigned directors, constituting the entire board of directors (the "Board") of ATOMIC PAINTBALL, INC., a Texas corporation (the "Company"), hereby take the following actions, adopt the following resolutions, and transact the following business, by written consent without a meeting, as of the date above written, pursuant to the applicable corporate laws of the State of Texas and the Company's Bylaws.

WHEREAS,  the Company previously  adopted the 2010 ATOMIC PAINTBALL,  INC. STOCK
OPTION  AND  AWARD   INCENTIVE   PLAN  (the  "Plan"),   and  has  delegated  the
responsibility to administer the Plan to the Board;

WHEREAS, Two Million (2,000,000) shares of Common Stock of the Company were originally reserved for issuance under the Plan;

WHEREAS, as of the date hereof, __ Million (__,000,000) shares remain available for issuance under the Plan; and

WHEREAS, the Board has determined that it is in the best interests of this Company and its stockholders to provide, under the Plan, equity incentives to those employees, directors and/or consultants of the Company identified below.

NOW, THEREFORE, BE IT RESOLVED, that the persons listed on the Exhibit A, which is attached hereto and incorporated herein by reference, which exhibit was reviewed by the Board and shall be included with this Consent, are hereby granted, as of the date hereof, an option (the "Option") to purchase the number of shares with the vesting schedule and exercise price as set forth in Exhibit A;

RESOLVED FURTHER, that each of the Options shall be either a Non-Qualified Stock Option or an ISO (as such terms are defined in the Plan) as specified in Exhibit A;

RESOLVED FURTHER, that the Options shall be evidenced by stock option agreements and be subject to the restrictions (including transfer and/or repurchase rights), if any, set forth in such stock option agreements;

RESOLVED FURTHER, that the Options shall be granted pursuant to the exemptions provided under Section 701 of the Securities Act Rules and Texas Securities Laws;

RESOLVED FURTHER, that there is hereby reserved and set aside under the Plan the number of shares adequate to cover the shares underlying the Options granted herein; and

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of the Company to do or cause to be done all such acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof.

The Secretary of the Corporation is directed to file the original executed copy of this Consent with the minutes of proceedings of the Board.

IN WITNESS WHEREOF, each of the undersigned has executed this consent as of the date first written above.

DIRECTORS:


--------------------------------------
Don Mark Dominey


--------------------------------------
Stephen W. Weathers

                                    EXHIBIT A
                                       TO
                      FORM OF RESOLUTIONS FOR OPTION GRANTS



                         Stock Option Grant Information

-------------- --------------- ------------ ----------------- -----------------
Name           No. Shares      ISO or NQSO  Exercise Price*   Vesting Schedule
-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------

-------------- --------------- ------------ ----------------- -----------------


* In the case of an ISO, the per share exercise price must be at least 100% of the Fair Market Value (as such term is defined in the Plan) of the underlying share as of the date of grant. In the case of a NQSO, the per share exercise price must be at least 85% of the Fair Market Value of the underlying share as of the date of grant.

                            STOCK PURCHASE AGREEMENT

                           STOCK PURCHASE CERTIFICATE

THIS IS TO CERTIFY that ATOMIC PAINTBALL, INC., a Texas corporation (the "Company"), has offered you (the "Purchaser") the right to purchase Common Stock (the "Stock" or "Shares") of the Company under its 2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND AWARD INCENTIVE PLAN (the "Plan"), as follows:

--------------------------------------------- ----------------------------------
Name of Purchaser:
--------------------------------------------- ----------------------------------
Address of Purchaser:
--------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------
Number of Shares:
--------------------------------------------- ----------------------------------
Purchase Price:                               $
--------------------------------------------- ----------------------------------
Offer Grant Date:
--------------------------------------------- ----------------------------------
Offer Expiration Date:                        15 days after the Offer Grant Date
--------------------------------------------- ----------------------------------
Vesting Commencement Date:
--------------------------------------------- ----------------------------------
Vesting Schedule:
--------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------


By your signature and the signature of the Company's representative below, you and the Company agree to be bound by all of the terms and conditions of the Stock Purchase Agreement, which is attached hereto as Annex I and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Agreement, Purchaser hereby irrevocably elects to exercise the purchase rights granted pursuant to the Stock Purchase Agreement and to purchase ________ shares of Stock of ATOMIC PAINTBALL, INC., and herewith encloses payment of $ ____________ in payment of the purchase price of the shares being purchased.

PURCHASER:                                  ATOMIC PAINTBALL, INC.

By:_________________________________        By:______________________
                                            Don Mark Dominey
Print Name:_________________________        Its: Chief Executive Officer

                                     ANNEX I
                                       to
                            STOCK PURCHASE AGREEMENT


THE STOCK GRANTED PURSUANT TO THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


       2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND AWARD INCENTIVE PLAN:
                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement") is made and entered into on the execution date of the Stock Purchase Certificate to which it is attached (the "Certificate"), by and between ATOMIC PAINTBALL, INC., a Texas corporation (the "Company"), and the Director, Employee or Consultant ("Purchaser") named in the Certificate.

Pursuant to the 2010 ATOMIC PAINTBALL, INC. STOCK OPTION AND AWARD INCENTIVE PLAN (the "Plan"), the Administrator of the Plan has authorized the grant to Purchaser of the right to purchase shares of the Company's Common Stock, upon the terms and subject to the conditions set forth in this Agreement and in the Plan. Capitalized terms not otherwise defied herein shall have the meanings ascribed to them in the Plan.

                              SECTION 1: THE OFFER.

         1.1 Offer of the Stock. The Company hereby offers to sell to purchaser the number of shares of stock set forth in the certificate at the price and subject to the restrictions set forth in this Agreement (the shares of stock which you purchase under this agreement are referred to as the "Stock" or "Shares").

         1.2 Purchase Price. The Purchase Price for the Stock is set forth in the Certificate.

         1.3 Payment For The Stock. Purchaser may pay for the stock by delivering to the company the purchase price in the form of either (i) cash or cashier's check or (ii) your promissory note, in the form of the Promissory Note attached to this agreement as Exhibit A. If Purchaser pays for the stock by delivery of the Promissory Note, Purchaser must also deliver to the company at the same time one executed copy of both the Security Agreement attached as Exhibit B and the Stock Assignment attached as Exhibit C.

         1.4 Expiration of Offer. This offer expires at 5:00 o'clock p.m. on the date set forth in the certificate.

                       SECTION 2: ACCEPTANCE OF THE OFFER.

There is no obligation to exercise the rights granted to you under this Agreement, in whole or in part. Purchaser may purchase fewer shares than the number offered to Purchaser in this Agreement. If Purchaser decides to accept the offer and purchase any shares offered, Purchaser must do the following:

         2.1 Complete Documents. Complete, sign and date one copy of the Certificate, and, if Purchaser is paying by delivery of a promissory note, one copy each of the attached Promissory Note, Security Agreement and Stock Assignment;

         2.2 Spousal Consent. If Purchaser is married, Purchaser must have his or her spouse sign and date one copy of the attached Spousal Consent; and

         2.3 Deliver to Company. Deliver to the Company on or before the time the offer expires, the signed copy of this Agreement, the Spousal Consent, and payment for the Stock, in cash, by cashier's check or by the Promissory Note. If Purchaser is paying for the stock by the Promissory Note, Purchaser must also deliver to the Company the executed original Promissory Note, Security Agreement and Stock Assignment.

Purchaser should retain a copy of all of the signed documents for his or her files, and if Purchaser does so, Purchaser should mark the retained copy of the Promissory Note "COPY." THE SIGNED PROMISSORY NOTE IS A NEGOTIABLE INSTRUMENT AND IS ENFORCEABLE AGAINST PURCHASER BY ANY HOLDER OF THE PROMISSORY NOTE, AND ANY ADDITIONAL SIGNED COPIES WHICH ARE NOT MARKED "COPY" MAY ALSO BE NEGOTIABLE INSTRUMENTS WHICH ARE ENFORCEABLE AGAINST PURCHASER BY THEIR HOLDER.

                      SECTION 3: RESTRICTIONS ON THE STOCK.

         3.1 Restrictions on Transfer of Shares. Purchaser shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value (each a "Transfer") or otherwise agree to engage in any of the foregoing transactions with respect to any shares of Stock. The Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

                  3.1.1 The Company has declined to exercise the right of first refusal provided for in Section 5 hereof;

                  3.1.2 The Shares are Transferred pursuant to and in conformity with: (i) (x) an effective registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act") or (y) an exemption from registration under the Act; and (ii) the securities laws of any state of the United States; and

                  3.1.3 Purchaser has, prior to the Transfer of such Shares, and if requested by the Company, provided all relevant information to the Company's counsel so that upon the Company's request, the Company's counsel is able to deliver, and actually prepares and delivers to the Company a written opinion that the proposed Transfer is: (i) (x) pursuant to a registration statement which has been filed with the Commission and is then effective or (y) exempt from registration under the Act as then in effect, and the Rules and Regulations of the Commission thereunder; and (ii) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

         3.2 Additional Restrictions on Transfer of Non-Vested Shares. Purchaser agrees, for himself or herself and for his or her heirs, successors and assigns, that Purchaser shall have no right or power under any circumstance to Transfer any interest in shares of the Stock which are "Non-Vested Shares," as determined by the schedule set forth in the Certificate, except to the Company. As used in this Agreement, "Vested Shares" means all shares of the Stock which Purchaser has the right to Transfer at a specified point in time and "Non-Vested Shares" means all shares of the Stock which Purchaser does not have the right to Transfer at a specified point in time. The Certificate sets forth the vesting schedule.

         3.3 Company's Repurchase Right.

                  3.3.1 Scope of Repurchase Right. Unless they have become vested, the Shares acquired under this Agreement initially shall be "Restricted Stock" and shall be subject to a right (but not an obligation) of repurchase by the Company (the "Repurchase Right"). The Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Stock, except as provided in the following sentence. The Purchaser may transfer Restricted Stock:

                           3.3.1.1 By testament or  intestate  succession  or by
                  transfer by instrument to a trust providing that the Restricted Stock is to be passed to one or more beneficiaries upon death of the Settlor; or

                           3.3.1.2 To the  Purchaser's  "immediate  family,"  as
                  that term is defined in the Plan (together, "Transferee").

                           Provided, however, in either case the Transferee must
                  agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Restricted Stock, then this Section 3 will apply to the Transferee to the same extent as to the Purchaser.

                  3.3.2 Exercise Period. The Repurchase Right shall be exercisable only during the 90-day period following the later of the date when the Purchaser's service as an Employee, outside Director or Consultant ("Service") terminates for any reason, with or without cause, including (without limitation) death or disability.

                  3.3.3 Non Applicability and Lapse of Repurchase Right. The Repurchase Right shall lapse with respect to the Shares in accordance with the vesting schedule set forth in the Certificate. In addition, the Repurchase Right shall lapse and all of such Stock shall become vested if (i) a Change in Control occurs before the Purchaser's Service terminates and (ii) the options are not assumed by, or Repurchase Right is not assigned to, the entity that employs the Participant immediately after the Change in Control or to its parent or subsidiary.

                  The Repurchase Right shall not exist with respect to shares of Stock that have been registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or
         (ii) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  3.3.4 Repurchase Price. Following a termination of the Participant's Service, which does not result from the Company's termination of Service for Cause, the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock and (ii) the Purchase Price of unvested Stock. Following the termination of the Participant's Service for Cause, the Repurchase Right shall be exercisable as to both vested and unvested Shares at a price equal to the Purchase Price as set forth in the Certificate.

                  3.3.5 Rights of Repurchase Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; provided, however, that the aggregate Purchase Price payable for the Restricted Stock shall remain the same.

                  3.3.6 Escrow. Upon issuance, the certificates for Restricted Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 3.3.5 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Stock. All regular cash dividends on Restricted Stock (or other securities at the time held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be
         (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Purchaser upon the Purchaser's request to the extent the Shares are no longer Restricted Stock (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Purchaser's cessation of Service or (ii) the lapse of the Right of First Refusal.

         3.4 Retention of Non-Vested Shares. Purchaser shall immediately deliver to the Company each certificate representing Non-Vested Shares issued to Purchaser hereunder, or deemed to be issued to Purchaser hereunder, together with the collateral instruments of transfer executed in blank, to be held by the Company until such time as all shares represented by that certificate are Vested Shares and any indebtedness with respect to those shares has been paid in full; provided, however, that if the Company holds a certificate representing Vested

Shares and Non-Vested Shares, and any indebtedness with respect to the Vested Shares has been paid in full, upon Purchaser's request the Company will cause a certificate representing the Vested Shares to be delivered to Purchaser, but the Company will retain any certificate representing the Non-Vested Shares.

         3.5 Non-Complying Transfers. Every attempted Transfer of any shares of the Stock in violation of this Section 3 shall be null and void ab initio, and of no force or effect.

                    SECTION 4: LEGENDS ON STOCK CERTIFICATES.

Purchaser agrees that the Company may place on each certificate representing Shares the following legend:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER OF THIS CERTIFICATE, WHICH AGREEMENT PROVIDES, AMONG OTHER THINGS, THAT THE ISSUER HAS A RIGHT TO REPURCHASE THE SECURITIES EVIDENCED BY THIS CERTIFICATE. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER."

                       SECTION 5: RIGHT OF FIRST REFUSAL.

         5.1 Right of First Refusal. In the event that the Stock is not readily tradable on an established securities market and the Purchaser proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, to any person, entity or organization (the "Transferee") the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares (the "Right of First Refusal"). If the Purchaser desires to transfer Shares acquired under this Agreement, the Purchaser shall give a written transfer notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Purchaser and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this
Section 5 shall be freely assignable, in whole or in part.

         5.2 Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this
Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 5.

         5.3 Termination of Right of First Refusal.  Any other provision of this
Section 5 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Purchaser desires to transfer Shares, the

Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by this Section 5.

         5.4 Permitted  Transfers.  This Section 5 shall not apply to a transfer
(i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Shares is to be passed to beneficiaries upon death of the Settlor. For purposes of this Section 5.4, "immediate family" shall mean the Purchaser's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

         5.5 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 5, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

                         SECTION 6: OBLIGATION TO SELL.

Notwithstanding anything herein to the contrary, if at any time following Purchaser's acquisition of Shares hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "Control Sellers") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "Non-Control Seller") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

                       SECTION 7: STOCKHOLDERS AGREEMENT.

As a condition to the transfer of Stock pursuant to this Stock Purchase Agreement, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of the Plan and this Stock Purchase Agreement, the terms and conditions of Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and the Plan or any conflict between the provisions of the Stockholders Agreement and this Stock Purchase Agreement, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this Section 7, if the Stockholders Agreement contains any provisions which would violate Texas law if applied to the Participant, the terms of the Plan and this Stock Purchase Agreement shall govern the Participant's rights with respect to such provisions.

                 SECTION 8: WAIVER OF RIGHTS TO PURCHASE STOCK.

By signing this Agreement, Purchaser acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Purchaser any option or equity security of the Company, other than the shares of Stock subject to this Agreement and any other right or option to purchase Stock which was previously granted in writing to Purchaser by the Board (or a committee thereof). By signing this Agreement, except as provided in the immediately preceding sentence, Purchaser specifically waives all rights he or she may have had prior to the date of this Agreement to receive any option or equity security of the Company.

                          SECTION 9: INVESTMENT INTENT.

Purchaser represents and agrees that if he or she purchases the Stock in whole or in part and if at the time of such purchase the Stock has not been registered under the Act, that he or she will acquire the Stock upon such purchase for the purpose of investment and not with a view to the distribution of such Stock and upon each purchase, he or she will furnish to the Company a written statement to such effect.

                         SECTION 10: GENERAL PROVISIONS.

         10.1 Further Assurances. Purchaser shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement. Any sale or transfer of the Stock to Purchaser by the Company shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

         10.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be given to the parties hereto as follows:

                  10.2.1 If to the Company, to:

                        ATOMIC PAINTBALL, INC.
                        501 TROPHY LAKE DRIVE
                        SUITE 314, PMB 106
                        TROPHY CLUB, TEXAS 76262

                  10.2.2 If to Purchaser, to the address set forth in the records of the Company.

                  10.2.3 Any such notice request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage pre-paid, addressed as aforesaid, or
         (ii) if given by any other means, when delivered at the address specified in this Section 10.2.

         10.3 Transfer of Rights under this Agreement. The Company may at any time transfer and assign its rights and delegate its obligations under this Agreement to any other person, Company, firm or entity, including its officers, Directors and stockholders, with or without consideration.

         10.4 Purchase Rights Non Transferable. Purchaser may not sell, transfer, assign or otherwise dispose of any rights hereunder except by testament or the laws of descent and distribution and the rights hereunder may be exercised during the lifetime of Purchaser only by the Purchaser or by his or her guardian or legal representative.

         10.5 Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including the Company's initial public offering (a "Public Offering"), Purchaser shall not transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off"). The Market Stand-Off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         10.6 Adjustment. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Repurchase Right; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Repurchase Right; provided, however, that the aggregate purchase price payable for the Restricted Stock shall remain the same.

         10.7 Successors and Assigns. Except to the extent this Agreement is specifically limited by the terms and provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successor, assigns, heirs and personal representatives.

         10.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS TEXAS LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         10.9 Severability. Should any paragraph or any part of a paragraph within this Stock Purchase Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Stock Purchase Agreement.

         10.10 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         10.11 The Plan. This Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply herewith. Any provision of this Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

         10.12 Miscellaneous. Title and captions contained in this Agreement are inserted for convenience and reference only and do not constitute a part of this Agreement for any purpose.

                                 SPOUSAL CONSENT

The undersigned spouse of __________________________  does hereby consent to the
execution  of  the  foregoing  Agreement  by   _____________________,   and  the
performance by him (or her) of his (or her) obligations thereunder.

Dated:_______________


                                    --------------------------------------------
                                    Signature

                                    EXHIBIT A
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                                 PROMISSORY NOTE


$                                       Date:
------------------------------------    ----------------------------------------

FOR VALUE RECEIVED, the undersigned promises to pay to ATOMIC PAINTBALL, INC., a Texas corporation, 501 TROPHY LAKE DRIVE, SUITE 314, PMB 106, TROPHY CLUB, TEXAS 76262 (the "Company"), the principal sum of $_______________ with interest from the date hereof on the unpaid principal balance at the rate of _______% per annum, compounded annually. Accrued but unpaid interest under this Note shall be due and payable annually on the date immediately preceding the anniversary of this Note, at the rate of ____% per annum, and the unpaid principal balance and any remaining accrued but unpaid interest shall be due and payable on _______________, _____.

All sums paid hereunder shall be paid in lawful money of the United States of America at the principal executive offices of the Company or at such other place as the holder of this Note shall have designated to the undersigned in writing. The principal amount of this Note may be paid in whole or in part (in either case with any interest accrued through the date of payment) at any time or from time to time, prior to maturity, without penalty or charge for prepayment. All sums paid hereunder shall be applied first to any unpaid interest and then to the principal amount then outstanding.

If service of the undersigned with the Company is terminated for any reason, with or without cause, the holder of this Note shall be entitled at its option to demand payment of the full principal amount of this Note then unpaid, together with all interest accrued thereon to the date of payment, by delivery to the undersigned of written demand. Not later than 30 days after delivery of such demand the undersigned shall pay the principal amount together with all accrued interest.

The undersigned shall pay to the holder of this Note reasonable attorneys' fees and all costs and other expenses (including, without limitation, fees, costs and expenses of litigation) incurred by the holder in enforcing this Note. This Note is secured by a Security Agreement of even date herewith between the Company and the undersigned. The holder of this Note is entitled to the benefits of the Security Agreement and may enforce the agreements of the undersigned contained therein and exercise the remedies provided for thereby or otherwise available with respect to this Note.


Borrower:


Print name and Address:

                                    EXHIBIT B
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                               SECURITY AGREEMENT


THIS SECURITY AGREEMENT (the "Security Agreement") is made and entered into as of the ___ day of ______________, ____, between ATOMIC PAINTBALL, INC., a Texas corporation ("Lender") and ___________________ ("Debtor").

WHEREAS, Debtor has concurrently herewith purchased from Lender _____ shares of Lender's Stock (the "Stock") pursuant to that certain Stock Purchase Agreement, dated ________________, ____, between Lender and Debtor (the "Purchase Agreement") and has made payment therefor by delivery of Debtor's promissory note of even date herewith (the "Note"); and

WHEREAS, Debtor and Lender desire to have Debtor grant to Lender a security interest in the collateral described below as security for Debtor's performance of the terms and conditions of the Purchase Agreement, the Note and this Security Agreement.

NOW, THEREFORE, on the basis of the above facts and in consideration of the mutual covenants and agreements set forth below, Lender and Debtor agree as follows:

                     SECTION 1: GRANT OF SECURITY INTEREST.

As security for Debtor's full and faithful performance of each and all of its obligations and liabilities under the Note, and any and all modifications, extensions or renewals thereof, the Purchase Agreement and this Security
Agreement, Debtor hereby grants and assigns to Lender a continuing security interest in and to the Stock, and all stock dividends, cash dividends, liquidating dividends, new securities and all other property, moneys and rights to which Debtor may become entitled on account thereof (the "Collateral").

                   SECTION 2: PERFECTION OF SECURITY INTEREST.

To perfect Lender's security interest in and lien on the Collateral, Debtor shall, upon the execution of this Agreement, immediately deliver to Lender, together with collateral instruments of transfer executed in blank, all certificates representing the Stock to be held by Lender until released pursuant to Section 6 hereof.

                               SECTION 3: DEFAULT.

At the sole and exclusive option of Lender, upon an Event of Default (as defined in Section 3.2 below) Lender may exercise any or all of the rights and remedies of a secured party under the Texas Uniform Commercial Code, as amended from time to time. All rights and remedies of Lender shall be cumulative and may be exercised successively or concurrently and without impairment of Lender's interest in the Collateral.

As used herein, an Event of Default ("Event of Default") shall mean any of the following:

The failure of Debtor to perform any of its obligations under the Purchase Agreement, the Note or this Security Agreement; or

The occurrence of one or more of the following: (i) Debtor becoming the subject of any case or action or order for relief under the Bankruptcy Reform Act of 1978; (ii) the filing by Debtor of a petition or answer to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute, or the filing of any answer admitting the material allegations of a petition filed against Debtor in any proceeding under any such law or the taking of any action by Debtor for the purpose of effecting the foregoing; the appointment of a trustee, receiver or custodian of Debtor or any of Debtor's material assets or properties; (iii) Debtor making an assignment for the benefit of creditors; or (iv) the occurrence of any other act by Debtor or Debtor's creditors which Lender reasonably determines may jeopardize Debtor's ability to pay the Note or perform Debtor's obligations under the Purchase Agreement or this Security Agreement.

              SECTION 4: WARRANTIES AND REPRESENTATIONS OF DEBTOR.

Debtor hereby represents and warrants that the Collateral is free and clear of any security interest, lien, restriction or encumbrance and that he has the full right and power to transfer the Collateral to Lender free and clear thereof and to enter into and carry out the Purchase Agreement, the Note and this Security Agreement.

                          SECTION 5: POWER OF ATTORNEY.

Debtor hereby appoints Lender's Secretary as his true and lawful attorney-in-fact to transfer the Collateral or cause it to be transferred on Lender's books whenever Lender determines in its sole and absolute discretion that such transfer is necessary or advisable to protect its rights or interests under this Security Agreement.

                      SECTION 6: RELEASE OF THE COLLATERAL.

Within five days following receipt by Lender of the unpaid principal amount of the Note from Debtor, Lender shall release from its security interest hereunder and deliver or cause to be delivered to Debtor the Stock.

                               SECTION 7: WAIVERS.

No waiver by Lender of any breach or default by Debtor under the Purchase Agreement, the Note or this Security Agreement shall be deemed a waiver of any breach or default thereafter occurring, and the taking of any action by Lender shall not be deemed an election of that action in exclusion of any other action. The rights, privileges, remedies and options granted to Lender under this Security Agreement or under any applicable law shall be deemed cumulative and may be exercised successively or concurrently.

                         SECTION 8: GENERAL PROVISIONS.

         8.1 Notices. All notices, requests, demands or other communications under this Security Agreement shall be in writing and shall be given to parties hereto as follows: If to the Company, to:

ATOMIC PAINTBALL, INC.
501 TROPHY LAKE DRIVE
SUITE 314, PMB 106
TROPHY CLUB, TEXAS 76262

If to Debtor, to the address set forth in the records of the Company, or such other address as may be furnished by either such party in writing to the other party hereto.

Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this Paragraph 8.

         8.2 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

         8.3 Severability. Should any paragraph or any part of a paragraph within this Security Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Security Agreement.

         8.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS TEXAS LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         8.5 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Security Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "Attorneys' Fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         8.6 Entire  Agreement.  The  making,  execution  and  delivery  of this
Security Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those herein expressed. This Security Agreement, the Purchase Agreement and the Note embody the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

         8.7 Miscellaneous. Titles and captions contained in this Security Agreement are inserted for convenience of reference only and do not constitute part of this Security Agreement for any other purpose.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Security Agreement as of the date first above written.


DEBTOR:                                       LENDER: ATOMIC PAINTBALL, INC.
                                              By:
----------------------------------------      ----------------------------------
(Sign)                                        Don Mark Dominey
                                              Its: Chief Executive Officer
(Please print name and address)


----------------------------------------

----------------------------------------

                                    EXHIBIT C
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                                STOCK ASSIGNMENT
                            SEPARATE FROM CERTIFICATE


For Value Received,  _________________________________  ("Holder") hereby sells,
assigns  and  transfers  unto  ____________________________________   (________)
shares (the "Shares") of the Stock of ATOMIC PAINTBALL, INC., a Texas corporation (the "Company"), held of record by Holder and represented by Certificate No. ______, and hereby irrevocably constitutes and appoints as Holder's attorney to transfer the Shares on the books of the Company, with full power of substitution in the premises.

The signature to this assignment must correspond with the name written upon the face of the Certificate in every particular without any alteration or addition or any other change.

Dated

------------------------------


-------------------------------------------------------------------------------
(Signature of Holder)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Please print name and address)


SIGNATURE GUARANTEED BY:

(Holder's signature must be guaranteed by a bank, a trust company or a brokerage firm):


----------------------------------------------------


----------------------------------------------------

                                LETTER REGARDING
                     FEDERAL AND _________ TAX CONSEQUENCES

                             ATOMIC PAINTBALL, INC.
                              501 TROPHY LAKE DRIVE
                               SUITE 314, PMB 106
                            TROPHY CLUB, TEXAS 76262

[Purchaser]


Dear :
------------------------------

This letter is to notify you of certain federal and ___________ income tax consequences to you as a result of your purchase of shares (the "Shares") of Common Stock of ATOMIC PAINTBALL, INC. (the "Company") pursuant to the Stock Purchase Agreement dated __________, 2010 between you and the Company.

The conclusion of this letter is that, if the purchase price for the Shares equals their fair market value on the date you sign the Stock Purchase Agreement, you should send copies of the attached form (the "Section 83 Form") relating to Section 83 ("Section 83") of the Internal Revenue Code of 1986 (the "Internal Revenue Code"), to the Internal Revenue Service and the Company, not later than 30 days after the date of the Stock Purchase Agreement. If the purchase price for the Shares is less than their fair market value on the date you sign the Stock Purchase Agreement, you should consider carefully whether or not you should file the Section 83 Form within 30 days after you sign the Stock Purchase Agreement.

Federal Income Tax Consequences

Certain federal income tax consequences to you in connection with your purchase of the Shares are determined in accordance with Section 83.

Section 83(a). Under Section 83(a), a person to whom property is transferred in connection with the performance of services ("Section 83 property") must recognize ordinary income in the year the property is transferred in an amount equal to the fair market value of the Section 83 property at the time it is transferred less the amount, if any, paid for the Section 83 property, unless the Section 83 property is not transferable and is subject to a substantial risk of forfeiture (collectively, a "Restriction on Transfer"). If there is a Restriction on Transfer, then the person acquiring Section 83 property will not recognize income until the Restriction on Transfer lapses (unless a Section 83(b) election is made - see below), at which time the person must recognize as ordinary income the fair market value of the Section 83 property at that time less the amount, if any, paid for the Section 83 property.

Your purchase of the Shares probably constitutes a transfer of Section 83 property. Further, the Stock Purchase Agreement provides that, if you cease to be employed by the Company for any reason, the Company must repurchase from you and you must sell to the Company all Non-Vested Shares (as defined in the Stock Purchase Agreement) for an amount which may be less than their fair market value. Under Regulations promulgated under Section 83, these provisions probably constitute a Restriction on Transfer over your Non-Vested Shares. Thus, under
Section 83(a), you would not be required to recognize any income as a result of your purchase of the Shares until they vest; when they vest, you would be required under Section 83(a) to recognize as ordinary income the excess, if any, of the fair market value of the Shares (as of the day they vest) over the price you paid for those Shares under the Stock Purchase Agreement. If the price of the Company's Common Stock is greater when the Shares vest than when you purchased them, you could have a substantial tax liability in connection with your purchase of the Shares when they vest.

Section 83(b) Election.  Section 83(b) provides an alternative method for taxing
Section 83 property. Under Section 83(b), a person may elect to recognize ordinary income in the year Section 83 property is transferred to him or her, rather then waiting until it vests. Thus, if you make a Section 83(b) election, you will be required to recognize as ordinary income in the year you purchase the Shares the difference, if any, between the fair market value of the Shares on the date you sign the Stock Purchase Agreement and the purchase price you pay for the Shares. For example, if you make the Section 83(b) election and you paid a purchase price for the Shares equal to their fair market value, you will not pay any taxes in the year of the purchase in connection with your purchase of the Shares. On the other hand, if you make the Section 83(b) election and the purchase price of the Shares is less than their fair market value on the date you sign the Stock Purchase Agreement, you will be required to pay taxes on the difference between those amounts in the year of the purchase. In either case, however, if you make the Section 83(b) election, you will not be required to recognize any income when the Shares vest.

To make the Section 83(b) election, you must file the Section 83 Form with both the Company and the Internal Revenue Service office where you file federal income tax returns. You must file the Section 83(b) Form within 30 days after you sign the Stock Purchase Agreement. In addition, you must attach a copy of the Section 83(b) Form to your income tax return that covers the year in which you filed the Form.

Sale of Section 83 Property. If a person sells Section 83 property after the Restriction on Transfer lapses (or after making a Section 83(b) election), he or she will recognize taxable gain or loss equal to the difference between the amount realized upon the sale of the Section 83 property and the person's "adjusted basis" for the Section 83 property. The person's adjusted basis for the Section 83 property will be (i) the amount paid for the Section 83 property plus (ii) any amount which the person has included in gross income pursuant to the Section 83(b) election. Thus, upon sale, you will recognize taxable gain or loss equal to the difference between the sale price of the Shares and your adjusted basis for the Shares.

In general, the gain or loss you recognize will be capital gain or loss if the following "Capital Gain Requirements" are met: (i) the Section 83 property is a capital asset and (ii) the Section 83 property is held for more than 12 months from either the date the Restrictions on Transfer lapse or, if a Section 83(b) election is made, the date the Section 83 property is acquired. Thus, as the Shares are probably a capital asset in your hands, you will recognize capital gain or loss upon their sale if you hold them for more than 12 months from either the date they vest or, if you make the Section 83(b) election, from the date you sign the Stock Purchase Agreement.

Forfeiture of Section 83 Property. If a person's interest in Section 83 property is forfeited, the person will recognize gain or loss equal to the difference between the amount realized upon forfeiture and the amount paid for the Section 83 property. In your case, if your employment with the Company is terminated before all of the Shares have vested, the Company is obligated to repurchase from you, and you are obligated to sell to the Company, any Non-Vested Shares at the price you paid for them. As there would be no difference between the amount realized upon forfeiture and the amount paid for the Shares, you would not be required to recognize any gain or loss at that time. However, upon forfeiture, you would not be able to recoup any taxes you pay pursuant to a Section 83(b) election.

Texas Income Tax Consequences.

The Texas income tax consequences to you in connection with your purchase of the Shares are identical to the federal income tax consequences. To make the Section 83(b) election in Texas, you must file the Section 83(b) Form with the Internal Revenue Service, as described above; there are no extra filing requirements for making the Section 83(b) election in Texas.

If you have any questions concerning the tax consequences described in this letter, please feel free to call me.

Sincerely,

ATOMIC PAINTBALL, INC.

By: __________________________________________________
Don Mark Dominey
Its: Chief Executive Officer

                     ELECTION TO INCLUDE IN GROSS INCOME IN
                   YEAR OF TRANSFER PURSUANT TO SECTION 83(b)
                          OF THE INTERNAL REVENUE CODE


The undersigned hereby makes an election pursuant to the provisions of Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations of the Commissioner of Internal Revenue promulgated thereunder, with respect to the
Section 83 property described below, and supplies the following information in connection with that election:

The name, address, taxable year and taxpayer identification number of the undersigned are:

Name:

                                      -----------------------------------
Address:

                                      -----------------------------------

                                      -----------------------------------

Taxable Year ________                                Taxpayer I.D. No.__________

The description of the Section 83 property with respect to which the undersigned is making the election is as follows:

_______________ (_____) shares (the "Subject Shares") of the Common Stock of ATOMIC PAINTBALL, INC., a Texas corporation (the "Company").


The date upon which the Subject Shares were transferred to, and acquired by, the undersigned was ____________, ________.

The Subject Shares are subject to restrictions under a ___________ vesting period. If the undersigned's employment terminates, the Company is obligated to purchase and the undersigned is obligated to sell to the Company all Subject Shares that are not vested for a purchase price, which in certain circumstances may be less than the fair market value of the Subject Shares.

The fair market value of the Subject Shares at the time of the transfer to, and acquisition by, the undersigned (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $_____ per share.

The amount paid by the undersigned for the Subject Shares was $____ per share.

The undersigned has furnished a copy of this election to the Company.


[Signature Page Follows]

Dated:
---------------------------





------------------------------------------------------
(Signature)

Make 4 copies

(1) IRS (to be filed at the IRS where you ordinarily file your returns) within 30 days of the purchase

(1) IRS (to be filed with your income tax return)

(1) ATOMIC PAINTBALL, INC.

(1) Copy for purchaser

                 FORM OF RESOLUTIONS FOR PURCHASE RIGHTS GRANTS


                RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                             ATOMIC PAINTBALL, INC.

                         As of __________________, 2010



The undersigned directors, constituting the entire board of directors (the "Board") of ATOMIC PAINTBALL, INC., a Texas corporation (the "Company"), hereby take the following actions, adopt the following resolutions, and transact the following business, by written consent without a meeting, as of the date above written, pursuant to the applicable corporate laws of the State of Texas and the Company's Bylaws.

WHEREAS,  The Company Previously  Adopted the 2010 ATOMIC PAINTBALL,  INC. STOCK
OPTION  AND  AWARD   INCENTIVE   PLAN  (The  "Plan"),   and  has  delegated  the
responsibility to administer the Plan to the Board;

WHEREAS, Two Million (2,000,000) shares of Common Stock of the Company were originally reserved for issuance under the Plan;

WHEREAS, as of the date hereof, __ Million (__,000,000) shares remain available for issuance under the Plan; and

WHEREAS, the Board has determined that it is in the best interests of this company and its stockholders to provide, under the plan, equity incentives to those employees of the company identified below.

NOW, THEREFORE, BE IT RESOLVED, that the persons listed on the Exhibit A, which exhibit was reviewed by the Board and shall be included with this Consent, are hereby granted, as of the date hereof, the current right to purchase (the "Purchase Right") the number of shares at the per share purchase price as set forth in Exhibit A at any time on or prior to the date which is 15 days from the date this grant is first communicated to each recipient;

RESOLVED FURTHER, that this Company be, and it hereby is, authorized to accept a promissory note from each purchaser as consideration for the stock so purchased, in such form (including security for the obligation thereunder) heretofore approved by the Board;

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of this Company to prepare or cause to be prepared a stock purchase agreement, promissory note and/or security agreement (the "Purchase Agreements") to represent the rights granted at this meeting substantially in the form, and containing the terms and provisions, heretofore approved by the Board, and containing such other terms and provisions as such officers shall, upon advice of counsel, determine to be necessary or appropriate, their execution of such Purchase Agreements to conclusively evidence such determination;

RESOLVED FURTHER, that the Purchase Rights shall be evidenced by stock purchase agreements and be subject to the restrictions (including transfer and/or repurchase rights), if any, set forth in such stock purchase agreements;

RESOLVED FURTHER, that the Purchase Rights shall be granted pursuant to the exemptions provided under Section 701 of the Securities Act Rules and Texas Corporate Securities Laws;

RESOLVED FURTHER, that there is hereby reserved and set aside under the Plan the number of shares adequate to cover the shares underlying the Purchase Rights granted herein;

RESOLVED FURTHER, that upon receipt of executed Purchase Agreements from the person or persons granted rights hereunder, the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of this Company to issue the stock so purchased, and to do or cause to be done all such further acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof; and

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of the Company to do or cause to be done all such acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof.

The Secretary of the Corporation is directed to file the original executed copy of this Consent with the minutes of proceedings of the Board.

IN WITNESS WHEREOF, each of the undersigned has executed this consent as of the date first written above.

DIRECTORS:


------------------------------------------
Don Mark Dominey


------------------------------------------
Stephen W. Weathers

                                    EXHIBIT A


                        Purchase Rights Grant Information

------------------------ ------------------------ -------------------------
Name                     No. Shares               Purchase Price*
------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------

------------------------ ------------------------ -------------------------


* The per share purchase price must be at least 85% of the Fair Market Value (as such term is defined in the Plan) of the underlying share as of the date of grant.